Goldman Sachs Funds

STRUCTURED EQUITY FUNDS	Semiannual Report February 28, 2006

Long-term capital growth potential through diversified portfolios of equity investments using a proprietary quantitative approach to stock selection and portfolio construction.

Asset Management

Goldman Sachs Structured Equity Funds

■ GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

■ GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

■ GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

■ GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

■ GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

The Structured Large Cap Value Fund invests in a broadly diversified portfolio of large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

The Structured U.S. Equity Fund invests in a broadly diversified portfolio of U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

The Structured Large Cap Growth Fund invests in a broadly diversified portfolio of large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

The Structured Small Cap Equity Fund invests in a broadly diversified portfolio of small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Structured International Equity Fund invests in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Effective December 30, 2005, the CORESM Large Cap Value, CORESM U.S. Equity, CORESM Large Cap Growth, CORESM Small Cap Equity and CORESM International Equity Funds were renamed, respectively, the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Domestic Structured Investment Process

■ Comprehensive  — We calculate expected excess returns for more than 3,000 stocks on a daily basis.

■ Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.	■ Objective — Our stock selection process is free from the emotion that can lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that neutralize systematic risks and deliver better returns.	■ We use a unique, proprietary risk model that is more precise, more focused and faster to respond because it identifies , tracks and manages risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that:

■  Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■ Offers broad access to a clearly defined equity universe.	■ Aims to generate excess returns that are positive, consistent and repeatable.

PORTFOLIO RESULTS

Structured Large Cap Value Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Structured Large Cap Value Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 8.74%, 8.30%, 8.39%, 8.94%, and 8.63%, respectively. These returns compare to the 7.33% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

Returns to the Structured investment themes were positive overall during the reporting period. Momentum was the biggest positive contributor to relative returns as companies with strong momentum characteristics outperformed their industry counterparts. Management Impact and Earnings Quality also enhanced results, as did Valuation and Analyst Sentiment, albeit less significantly. On the downside, Profitability was the only theme to detract from excess returns for the period.

  Portfolio Positioning

In managing the Structured products, we take minimal size and sector bets. We strive to add value versus each Fund’s respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund’s returns and they typically work well at various times and under different market environments.

  Portfolio Highlights

Stock selection was positive overall among sectors during the reporting period. The Fund’s holdings in the Industrials and Energy sectors outperformed their peers in the benchmark the most. In contrast, holdings in the Telecommunications Services and Health Care sectors lagged their peers in the benchmark the most. In terms of individual stocks, overweights in Archer-Daniels-Midland Co. and Merrill Lynch & Co., Inc. contributed the most to relative returns. In contrast, overweights in Tyson Foods, Inc. and Energizer Holdings, Inc. detracted the most for the period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, March 17, 2006

FUND BASICS

Structured Large Cap Value Fund

as of February 28, 2006

PERFORMANCE REVIEW

September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]

Class A	8.74%	7.33%
Class B	8.30	7.33
Class C	8.39	7.33
Institutional	8.94	7.33
Service	8.63	7.33

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Since Inception	Inception Date

Class A	2.25%	4.04%	4.74%	12/31/98
Class B	2.34	4.10	4.79	12/31/98
Class C	6.44	4.44	4.80	12/31/98
Institutional	8.71	5.65	5.99	12/31/98
Service	8.14	5.13	5.49	12/31/98

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Bank of America Corp.	4.5%	Banks
Exxon Mobil Corp.	4.1	Oil & Gas
J.P. Morgan Chase & Co.	3.7	Diversified Financials
Hewlett-Packard Co.	2.9	Computers & Peripherals
Merrill Lynch & Co., Inc.	2.6	Diversified Financials
Time Warner, Inc.	2.5	Media
Citigroup, Inc.	2.3	Diversified Financials
Devon Energy Corp.	1.9	Oil & Gas
Anadarko Petroleum Corp.	1.9	Oil & Gas
Archer-Daniels-Midland Co.	1.9	Food Products

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[5]

Percentage of Portfolio

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

PORTFOLIO RESULTS

Structured U.S. Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Structured U.S. Equity Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 7.31%, 6.90%, 6.94%, 7.53%, and 7.24%, respectively. These returns compare to the 5.93% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), over the same time period.

The returns to the Structured investment themes were positive overall during the reporting period. Momentum was the largest positive contributor to relative returns as companies with strong momentum characteristics outperformed their industry counterparts. Other themes that enhanced results were Earnings Quality, Management Impact, Valuation and Analyst Sentiment. On the downside, Profitability was the only theme to detract from excess returns for the period.

  Portfolio Positioning

In managing the Structured products, we take minimal size and sector bets. We strive to add value versus each Fund’s respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund’s returns and they typically work well at various times and under different market environments.

  Portfolio Highlights

Stock selection was positive overall among sectors, most notably in the Information Technology and Financials sectors. On the downside, the Fund’s holdings in the Telecommunications Services sector lagged their peers in the benchmark the most. In terms of individual stocks, overweights in Archer-Daniels-Midland Co. and Merrill Lynch & Co., Inc. contributed the most to excess returns, while overweights in Intel Corp. and Tyson Foods, Inc. detracted the most from performance during the period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, March 17, 2006

FUND BASICS

Structured U.S. Equity Fund

as of February 28, 2006

PERFORMANCE REVIEW

September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	7.31%	5.93%

Class B	6.90	5.93

Class C	6.94	5.93

Institutional	7.53	5.93

Service	7.24	5.93

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	0.71%	0.84%	8.38%	9.56%		5/24/91

Class B	0.77	0.84	n/a	7.70		5/1/96

Class C	4.76	1.23	n/a	4.61		8/15/97

Institutional	6.98	2.39	9.50	10.50		6/15/95

Service	6.43	1.88	8.95[4]	9.95	[4]	5/24/91

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to June 7, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Structured U.S. Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[5]

Holding	% of Net Assets	Line of Business

General Electric Co.	4.1%	Industrial Conglomerates

Bank of America Corp.	3.4	Banks

The Procter & Gamble Co.	3.0	Household Products

J.P. Morgan Chase & Co.	2.8	Diversified Financials

Pfizer, Inc.	2.7	Pharmaceuticals

Hewlett-Packard Co.	2.5	Computers & Peripherals

Intel Corp.	2.3	Semiconductor Equipment

Merrill Lynch & Co., Inc.	2.3	Diversified Financials

Time Warner, Inc.	2.2	Media

Merck & Co., Inc.	1.9	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[6]

Percentage of Portfolio

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

PORTFOLIO RESULTS

Structured Large Cap Growth Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Structured Large Cap Growth Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.81%, 6.35%, 6.44%, 6.98%, and 7.00%, respectively. These returns compare to the 5.10% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), over the same time period.

Over the six-month reporting period, returns to the Structured investment themes were positive overall. Momentum was the largest positive contributor to relative returns, as companies with strong momentum characteristics outperformed their industry counterparts. Other themes that enhanced results were Earnings Quality, Management Impact and Valuation. Analyst Sentiment and Profitability also added value for the period, albeit less significantly.

  Portfolio Positioning

In managing the Structured products, we take minimal size and sector bets. We strive to add value versus each Fund’s respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund’s returns and they typically work well at various times and under different market environments.

  Portfolio Highlights

During the period, the Fund’s stock selection was positive overall among sectors. The Fund’s holdings in the Information Technology and Materials sectors outperformed their peers in the benchmark the most. On the downside, the Fund’s holdings in the Telecommunications Services sector underperformed the most relative to their peers in the benchmark. Specific examples of stocks that contributed to relative results were overweights in Western Digital Corp. and Circuit City Stores, Inc. Conversely, overweights in McAfee, Inc. and Intel Corp. detracted from relative performance during the period.

We thank you for your investment and look forward to your continued confidence.

  Goldman Sachs Quantitative Equity Investment Team

  New York, March 17, 2006

FUND BASICS

Structured Large Cap Growth Fund

as of February 28, 2006

PERFORMANCE REVIEW

September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]

Class A	6.81%	5.10%
Class B	6.35	5.10
Class C	6.44	5.10
Institutional	6.98	5.10
Service	7.00	5.10

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Ten Years		Since Inception		Inception Date

Class A	-0.27%	-3.85%	6.96%		9.53%		11/11/91
Class B	-0.24	-3.86	n/a		3.67		5/1/97
Class C	3.67	-3.48	n/a		1.77		8/15/97
Institutional	5.95	-2.35	7.93		10.24		11/11/91
Service	5.67	-2.82	7.49	[4]	9.92	[4]	11/11/91

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Institutional and Service Shares prior to May 1, 1997 (commencement of operations) is that of Class A Shares. Class A Share performance for such period is that of a predecessor separate account (which converted into Class A Shares) adjusted to reflect the higher fees and expenses applicable to the Fund’s Class A Shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the Structured Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940 (the “Act”) and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected. The fees applicable to Institutional and Service Shares are different from those applicable to Class A Shares, which impacts performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[5]

Holding	% of Net Assets	Line of Business

The Procter & Gamble Co.	3.9%	Household Products
Johnson & Johnson	3.7	Pharmaceuticals
General Electric Co.	3.5	Industrial Conglomerates
Cisco Systems, Inc.	3.5	Communications Equipment
Google, Inc.	2.5	Internet Software & Services
Amgen, Inc.	2.5	Biotechnology
The Boeing Co.	2.4	Aerospace & Defense
Genentech, Inc.	2.2	Biotechnology
Microsoft Corp.	2.2	Software
Texas Instruments, Inc.	2.1	Semiconductor Equipment & Products

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[6]

Percentage of Portfolio

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

PORTFOLIO RESULTS

Structured Small Cap Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Structured Small Cap Equity Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 7.70%, 7.27%, 7.32%, 7.90%, and 7.64%, respectively. These returns compare to the 10.24% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), over the same time period.

Over the six-month reporting period, returns to the Structured investment themes were mixed. Momentum was the largest positive contributor to relative returns, as companies with strong momentum characteristics outperformed their industry counterparts. Earnings Quality and Management Impact also enhanced results, as did Analyst Sentiment and Valuation, albeit to a lesser extent. On the downside, Profitability detracted for the reporting period. Despite good results for most of the Structured themes, the majority of the performance shortfall during the reporting period was the result of stock specific/residual factors. Among these factors were stock-specific events, one of which occurred in December when Comtech Telecommunications, which the Fund held at an overweight relative to the benchmark, issued an earnings projection well below Wall Street forecasts, causing the stock price to drop. Although the effect of stock-specific risks and the long-only and other benchmark constraints can be relatively large over shorter periods of time, we expect that in the long term our Structured investment themes should explain most of the Fund’s excess returns.

  Portfolio Positioning

In managing the Structured products, we take minimal size and sector bets. We strive to add value versus each Fund’s respective index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. Over the long term, these factors have contributed positively to the Fund’s returns and they typically work well at various times and under different market environments.

  Portfolio Highlights

Stock selection was negative overall among sectors. The Fund’s holdings in the Health Care and Consumer Staples sectors lagged their peers in the benchmark the most. Conversely, the Fund’s holdings in the Industrials sector outperformed their peers in the benchmark most for the period. Examples of stocks that detracted from relative performance were overweights in Mentor Corp. and USANA Health Sciences, Inc. On the upside, overweights in Western Digital Corp. and Choice Hotels International, Inc. contributed the most to relative returns for the period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, March 17, 2006

FUND BASICS

Structured Small Cap Equity Fund

as of February 28, 2006

PERFORMANCE REVIEW

September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]

Class A	7.70%	10.24%
Class B	7.27	10.24
Class C	7.32	10.24
Institutional	7.90	10.24
Service	7.64	10.24

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.
[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Since Inception	Inception Date

Class A	1.53%	8.03%	7.20%	8/15/97
Class B	1.32	8.08	7.12	8/15/97
Class C	5.64	8.45	7.16	8/15/97
Institutional	7.90	9.69	8.34	8/15/97
Service	7.35	9.15	7.83	8/15/97

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Arbitron, Inc.	1.4%	Commercial Services & Supplies
Choice Hotels International, Inc.	1.4	Hotels, Restaurants & Leisure
Veritas DGC, Inc.	1.4	Energy Equipment & Services
SVB Financial Group	1.3	Banks
Bank of Hawaii Corp.	1.3	Banks
Komag, Inc.	1.3	Computers & Peripherals
New Century Financial Corp.	1.3	Real Estate
Administaff, Inc.	1.3	Commercial Services & Supplies
Stewart Information Services Corp.	1.2	Insurance
Ryerson Tull, Inc.	1.2	Metals & Mining

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

SECTOR ALLOCATION AS OF 2/28/06[5]

Percentage of Portfolio

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments include repurchase agreements and securities lending collateral.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

International Structured Investment Process

■ Comprehensive — We forecast returns on over 5,000 stocks, 21 countries and 9 currencies on a daily basis.

■ Rigorous — We evaluate stocks, countries, and currencies based on fundamental investment criteria that have outperformed historically.	■ Objective — Our stock and equity market selection process is free from emotion that can lead to biased investment decisions.

■ Our computer optimization process allocates risk to our best investment ideas and constructs funds that neutralize systematic risks and deliver better returns.	We use unique, proprietary risk models that are more precise, more focused and faster to respond because they identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified International portfolio that:

■  Blends top-down market views with bottom-up stock selection.

■ Maintains style, sector, risk and capitalization characteristics similar to the benchmark.	Aims to achieve excess returns by taking intentional country bets and many small diversified stock positions.

PORTFOLIO RESULTS

Structured International Equity Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs Structured International Equity Fund during the six-month reporting period that ended February 28, 2006.

  Performance Review

Over the six-month period that ended February 28, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 14.04%, 13.65%, 13.66%, 14.36%, and 14.00%, respectively. These returns compare to the 15.23% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested), over the same time period.

During the six-month reporting period, the Fund generated positive returns, but underperformed its benchmark. While the Fund’s country and currency selection enhanced results, stock selection detracted from relative performance.

  Portfolio Positioning

In managing the Structured International products, we take minimal size and sector bets. We strive to add value versus the Fund’s index through stock and country/currency selection. Our quantitative process seeks out stocks, countries, and currencies with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive and companies with strong profit margins and sustainable earnings that use their capital to enhance shareholder value. We also prefer countries and currencies that exhibit strong economic growth, countries with favorable risk/return tradeoffs, and currencies that are associated with positive expected fund flows. Over the long term, these factors have contributed positively to the Fund’s returns and they typically work well at various times and under different market environments.

  Regional Allocations

In terms of countries, overweight positions in Norway and Hong Kong and an underweight in Switzerland were least successful for the period. On the upside, an underweight in the UK and an overweight in Japan were most successful over the reporting period.

PORTFOLIO RESULTS

  Sector Allocations

Our strategy is sector-neutral within countries. Any deviations in sector weights at the Fund level are the result of our country allocation decisions. During the period, the Fund’s holdings in the Materials, Industrials and Information Technology sectors lagged their peers in the benchmark the most. Conversely, holdings in the Telecommunications Services sector contributed the most to relative performance.

  Stock Selection

Within countries, stock selection was the weakest in Japan, Germany and Hong Kong. In contrast, stock selection was strongest in France and Belgium for the period.

As always, we thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, March 17, 2006

FUND BASICS

Structured International Equity Fund

as of February 28, 2006

PERFORMANCE REVIEW

September 1, 2005–February 28, 2006	Fund Total Return (based on NAV)[1]	MSCI EAFE Index[2]

Class A	14.04%	15.23%
Class B	13.65	15.23
Class C	13.66	15.23
Institutional	14.36	15.23
Service	14.00	15.23

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/05	One Year	Five Years	Since Inception	Inception Date

Class A	8.36%	4.38%	3.43%	8/15/97
Class B	8.74	4.60	3.58	8/15/97
Class C	12.79	4.97	3.60	8/15/97
Institutional	15.13	6.16	4.77	8/15/97
Service	14.54	5.64	4.26	8/15/97

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

TOP 10 HOLDINGS AS OF 2/28/06[4]

Holding	% of Net Assets	Line of Business

Norsk Hydro ASA	4.2%	Oil & Gas
Fortis	3.5	Diversified Financials
BASF AG	3.0	Chemicals
BNP Paribas SA	3.0	Banks
Deutsche Bank AG	2.8	Banks
Honda Motor Co. Ltd.	2.7	Automobiles
Aegon NV	2.5	Insurance
Nippon Steel Corp.	2.1	Metals & Mining
Bouygues SA	2.0	Wireless Telecommunication Services
Daiwa Securities Group, Inc.	2.0	Diversified Financials

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 95.6%

Aerospace & Defense – 3.1%
230,700	Northrop Grumman Corp.	$14,787,870
137,500	The Boeing Co.	9,994,875

		24,782,745

Airlines – 0.2%
114,700	Southwest Airlines Co.	1,923,519

Auto Components – 0.1%
47,900	ArvinMeritor, Inc.	801,846

Banks – 10.7%
794,948	Bank of America Corp.	36,448,366
139,500	Bank of Hawaii Corp.	7,449,300
29,550	BB&T Corp.	1,168,111
66,100	Comerica, Inc.	3,788,852
50,300	Downey Financial Corp.	3,196,565
44,800	Golden West Financial Corp.	3,182,144
296,900	U.S. Bancorp	9,177,179
177,000	UnionBanCal Corp.	12,228,930
131,900	Washington Mutual, Inc.	5,632,130
63,300	Wells Fargo & Co.	4,063,860

		86,335,437

Biotechnology – 1.6%
147,000	Genentech, Inc.*	12,596,430

Building Products – 0.1%
9,600	USG Corp.*(a)	811,008

Chemicals – 1.8%
17,500	Ashland, Inc.	1,142,225
155,350	Monsanto Co.	13,030,758
16,700	The Lubrizol Corp.	722,442

		14,895,425

Commercial Services & Supplies – 0.2%
48,300	Republic Services, Inc.	1,877,421

Communications Equipment – 0.2%
87,300	Cisco Systems, Inc.*	1,766,952

Computers & Peripherals – 3.1%
722,850	Hewlett-Packard Co.	23,716,708
69,450	Western Digital Corp.*	1,545,263

		25,261,971

Diversified Financials – 13.3%
258,500	AmeriCredit Corp.*	7,625,750
53,500	Ameriprise Financial, Inc.	2,433,180
400,700	Citigroup, Inc.	18,580,459
26,400	IndyMac Bancorp, Inc.(a)	1,024,848
725,700	J.P. Morgan Chase & Co.	29,855,298
275,550	Merrill Lynch & Co., Inc.	21,275,215
185,900	Moody’s Corp.	12,455,300
81,100	Principal Financial, Inc.	3,951,192
114,200	SLM Corp.	6,442,022
179,800	TD Ameritrade Holding Corp.*	3,912,448

		107,555,712

Diversified Telecommunication Services – 4.3%
385,880	AT&T, Inc.	10,646,429
287,500	CenturyTel, Inc.	10,344,250
277,900	Sprint Nextel Corp.	6,677,937
114,700	Telewest Global, Inc.*	2,735,595
140,800	Verizon Communications, Inc.	4,744,960

		35,149,171

Electric Utilities – 5.1%
178,200	American Electric Power Co., Inc.	6,504,300
162,500	Edison International	7,208,500
163,500	FirstEnergy Corp.	8,351,580
36,200	Northeast Utilities	710,244
360,400	PG&E Corp.	13,713,220
16,700	Progress Energy, Inc.	741,146
75,400	TXU Corp.	3,950,206

		41,179,196

Electrical Equipment – 0.5%
81,900	Energizer Holdings, Inc.*	4,474,197

Electronic Equipment & Instruments – 0.2%
61,300	Avnet, Inc.*	1,540,469

Energy Equipment & Services – 0.4%
10,100	Helmerich & Payne, Inc.	664,277
20,900	Schlumberger Ltd.	2,403,500

		3,067,777

Food & Drug Retailing – 0.1%
36,600	Safeway, Inc.	889,746

Food Products – 2.7%
474,900	Archer-Daniels-Midland Co.	15,063,828
42,500	Dean Foods Co.*	1,592,475
379,092	Tyson Foods, Inc.	5,129,115

		21,785,418

Healthcare Providers & Services – 2.9%
321,200	AmerisourceBergen Corp.	14,771,988
37,600	Express Scripts, Inc.*	3,281,352
107,400	McKesson Corp.	5,813,562

		23,866,902

Hotels, Restaurants & Leisure – 0.3%
62,700	Darden Restaurants, Inc.	2,629,638

Household Durables – 0.4%
34,200	American Greetings Corp.	717,516
24,100	Whirlpool Corp.	2,163,939

		2,881,455

Household Products – 1.5%
66,300	Colgate-Palmolive Co.	3,612,024
139,700	Procter & Gamble Co.	8,372,221

		11,984,245

Industrial Conglomerates – 0.1%
22,900	General Electric Co.	752,723

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Insurance – 8.6%
9,800	AMBAC Financial Group, Inc.	$736,470
13,500	American International Group, Inc.	895,860
50,600	CNA Financial Corp.*	1,564,552
228,900	Genworth Financial, Inc.	7,283,598
13,600	Lincoln National Corp.	772,072
145,100	Loews Corp.	13,386,926
223,750	MBIA, Inc.	13,143,075
281,650	MetLife, Inc.(a)	14,116,298
79,500	Old Republic International Corp.	1,692,555
142,300	The Chubb Corp.	13,625,225
42,700	W.R. Berkley Corp.	2,471,903

		69,688,534

Internet Software & Services – 1.6%
35,675	Google, Inc.*	12,936,469

IT Consulting & Services – 0.3%
40,600	Accenture Ltd.	1,325,996
18,700	Computer Sciences Corp.*	1,016,158

		2,342,154

Machinery – 0.6%
29,600	Caterpillar, Inc.	2,163,168
58,500	SPX Corp.	2,881,125

		5,044,293

Media – 6.3%
243,850	CBS Corp. Class B	5,964,571
144,600	Clear Channel Communications, Inc.	4,092,180
38,700	Hearst-Argyle Television, Inc.	923,769
1,137,400	Liberty Media Corp. Series A*	9,372,176
344,300	The Walt Disney Co.	9,636,957
1,147,200	Time Warner, Inc.	19,858,032
41,000	Univision Communications, Inc.*	1,371,450

		51,219,135

Metals & Mining – 1.2%
110,050	Freeport-McMoRan Copper & Gold, Inc. Series B	5,571,832
35,350	Newmont Mining Corp.	1,870,722
28,200	Southern Copper Corp.	2,246,130

		9,688,684

Multiline Retail – 0.4%
40,445	Dillard’s, Inc.	997,778
31,400	Federated Department Stores, Inc.	2,230,656

		3,228,434

Oil & Gas – 13.8%
154,600	Anadarko Petroleum Corp.	15,330,136
97,650	Apache Corp.	6,534,738
106,600	Burlington Resources, Inc.	9,613,188
50,734	Chevron Corp.	2,865,456
261,550	Devon Energy Corp.	15,334,677
177,600	EOG Resources, Inc.	11,970,240
54,100	Equitable Resources, Inc.	1,967,076
554,460	Exxon Mobil Corp.	32,918,290
15,000	Pioneer Natural Resources Co.	631,350
31,400	Pogo Producing Co.	1,565,604
172,800	Sunoco, Inc.	12,804,480
11,300	Ultra Petroleum Corp.*	588,052

		112,123,287

Pharmaceuticals – 3.7%
7,800	Allergan, Inc.	844,428
432,100	Merck & Co., Inc.	15,063,006
543,500	Pfizer, Inc.	14,234,265

		30,141,699

Real Estate – 3.2%
20,100	AMB Property Corp.	1,078,365
32,100	Camden Property Trust	2,113,785
44,000	CBL & Associates Properties, Inc.	1,874,400
28,300	Health Care Property Investors, Inc.	777,401
73,800	HRPT Properties Trust	791,136
21,300	Kimco Realty Corp.	765,309
267,600	ProLogis	14,054,352
53,600	Public Storage, Inc.	4,181,872

		25,636,620

Road & Rail – 0.5%
25,650	Burlington Northern Santa Fe Corp.	2,017,116
42,900	GATX Corp.	1,703,130

		3,720,246

Specialty Retail – 2.0%
203,100	AutoNation, Inc.*	4,246,821
192,308	Circuit City Stores, Inc.	4,621,161
137,700	Payless ShoeSource, Inc.*	3,263,490
118,200	United Rentals, Inc.*(a)	3,853,320

		15,984,792

Textiles & Apparel – 0.2%
38,600	Coach, Inc.*	1,378,792

Wireless Telecommunication Services – 0.3%
40,600	United States Cellular Corp.*	2,230,970

TOTAL COMMON STOCKS
(Cost $690,595,175)		$774,173,512

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.8%

Joint Repurchase Agreement Account II(b)
$30,800,000	4.57%	03/01/2006	$30,800,000
Maturity Value: $30,803,908
(Cost $30,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $721,395,175)			$804,973,512

Shares	Description	Value
Securities Lending Collateral – 1.7%

13,839,325	Boston Global Investment Trust – Enhanced Portfolio	$13,839,325
(Cost $13,839,325)

TOTAL INVESTMENTS – 101.1%
(Cost $735,234,500)		$818,812,837

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 33.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2006, the following futures contracts were open as follows:

	Number of	Settlement		Unrealized
Type	Contracts Long	Month	Market Value	Loss

S&P 500 Index	522	March 2006	$33,470,640	$(78,111)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 98.9%

Aerospace & Defense – 3.8%
270,500	Northrop Grumman Corp.	$17,339,050
123,800	Raytheon Co.	5,372,920
206,000	The Boeing Co.	14,974,140

		37,686,110

Banks – 5.5%
730,584	Bank of America Corp.	33,497,276
49,500	Bank of Hawaii Corp.	2,643,300
61,900	Golden West Financial Corp.	4,396,757
129,200	Hudson City Bancorp, Inc.	1,667,972
82,500	U.S. Bancorp	2,550,075
14,000	UnionBanCal Corp.	967,260
129,240	Wachovia Corp.(a)	7,246,487
12,200	Zions Bancorp.	1,006,744

		53,975,871

Biotechnology – 3.1%
173,400	Amgen, Inc.*	13,089,966
48,400	Celgene Corp.*	1,839,200
150,100	Genentech, Inc.*	12,862,069
33,200	Genzyme Corp.*	2,302,088

		30,093,323

Chemicals – 1.8%
212,000	Monsanto Co.	17,782,560

Commercial Services & Supplies – 0.4%
80,800	Global Payments, Inc.	4,206,448

Communications Equipment – 1.9%
523,200	Cisco Systems, Inc.*	10,589,568
253,500	Corning, Inc.*	6,187,935
99,100	Tellabs, Inc.*	1,455,779

		18,233,282

Computers & Peripherals – 3.1%
744,700	Hewlett-Packard Co.	24,433,607
277,700	Western Digital Corp.*	6,178,825

		30,612,432

Diversified Financials – 9.5%
143,500	AmeriCredit Corp.*	4,233,250
44,500	Ameriprise Financial, Inc.	2,023,860
147,170	Citigroup, Inc.	6,824,273
679,400	J.P. Morgan Chase & Co.(a)	27,950,516
286,300	Merrill Lynch & Co., Inc.	22,105,223
240,700	Moody’s Corp.	16,126,900
111,400	Principal Financial, Inc.	5,427,408
116,700	SLM Corp.	6,583,047
90,200	TD Ameritrade Holding Corp.	1,962,752

		93,237,229

Diversified Telecommunications – 2.6%
89,100	AT&T, Inc.	2,458,269
48,700	BellSouth Corp.	1,537,946
194,300	CenturyTel, Inc.	6,990,914
249,530	Sprint Nextel Corp.	5,996,206
262,900	Verizon Communications, Inc.	8,859,730

		25,843,065

Electric Utilities – 3.0%
143,400	American Electric Power Co., Inc.	5,234,100
82,510	Edison International	3,660,144
434,200	PG&E Corp.	16,521,310
78,800	TXU Corp.	4,128,332

		29,543,886

Electrical Equipment – 1.1%
29,500	Emerson Electric Co.	2,413,395
144,900	Energizer Holdings, Inc.*	7,915,887

		10,329,282

Energy Equipment & Services – 1.5%
50,200	Helmerich & Payne, Inc.	3,301,654
102,500	Schlumberger Ltd.	11,787,500

		15,089,154

Food & Drug Retailing – 0.7%
146,300	Safeway, Inc.	3,556,553
104,630	SUPERVALU, Inc.	3,306,308

		6,862,861

Food Products – 1.8%
340,551	Archer-Daniels-Midland Co.	10,802,278
493,900	Tyson Foods, Inc.	6,682,467

		17,484,745

Healthcare Equipment & Supplies – 0.5%
26,300	Becton, Dickinson and Co.	1,679,255
26,700	Guidant Corp.	2,049,492
28,700	St. Jude Medical, Inc.*	1,308,720

		5,037,467

Healthcare Providers & Services – 4.0%
370,300	AmerisourceBergen Corp.	17,030,097
72,400	Express Scripts, Inc.*	6,318,348
71,200	Humana, Inc.*	3,678,904
219,200	McKesson Corp.	11,865,296

		38,892,645

Hotels, Restaurants & Leisure – 1.0%
23,400	Brinker International, Inc.	974,610
156,500	Darden Restaurants, Inc.	6,563,610
35,600	Marriott International, Inc.	2,435,040

		9,973,260

Household Durables – 0.5%
56,200	Whirlpool Corp.	5,046,198

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Household Products – 3.2%
19,500	Colgate-Palmolive Co.	$1,062,360
498,469	Procter & Gamble Co.	29,873,247

		30,935,607

Industrial Conglomerates – 4.1%
1,231,820	General Electric Co.	40,489,923

Insurance – 5.7%
3,162	Alleghany Corp.*	910,656
132,400	Genworth Financial, Inc.	4,212,968
169,410	Loews Corp.	15,629,767
263,700	MBIA, Inc.	15,489,738
63,310	Prudential Financial, Inc.	4,877,402
152,600	The Chubb Corp.	14,611,450

		55,731,981

Internet Software & Services – 1.5%
41,550	Google, Inc.*	15,066,861

IT Consulting & Services – 1.9%
85,200	Accenture Ltd.	2,782,632
285,600	Computer Sciences Corp.*	15,519,504

		18,302,136

Machinery – 0.8%
95,300	Caterpillar, Inc.	6,964,524
19,500	SPX Corp.	960,375

		7,924,899

Media – 5.8%
240,981	CBS Corp. Class B	5,894,395
274,300	Clear Channel Communications, Inc.(a)	7,762,690
49,237	Comcast Corp.*	1,321,029
1,188,800	Liberty Media Corp. Series A*	9,795,712
117,300	The McGraw-Hill Cos., Inc.	6,227,457
1,225,390	Time Warner, Inc.	21,211,501
126,881	Viacom, Inc. Class B*	5,070,165

		57,282,949

Metals & Mining – 0.7%
70,700	Freeport-McMoRan Copper & Gold, Inc. Series B	3,579,541
20,700	Newmont Mining Corp.	1,095,444
28,900	Nucor Corp.	2,486,845

		7,161,830

Multiline Retail – 0.1%
31,300	BJ’s Wholesale Club, Inc.*	990,958

Oil & Gas – 8.9%
155,500	Anadarko Petroleum Corp.	15,419,380
195,900	Burlington Resources, Inc.	17,666,262
277,900	Devon Energy Corp.	16,293,277
104,700	EOG Resources, Inc.	7,056,780
271,916	Exxon Mobil Corp.	16,143,653
201,500	Sunoco, Inc.	14,931,150

		87,510,502

Pharmaceuticals – 6.8%
46,600	Allergan, Inc.	5,044,916
296,350	Johnson & Johnson	17,084,577
524,100	Merck & Co., Inc.	18,270,126
1,019,700	Pfizer, Inc.	26,705,943

		67,105,562

Real Estate – 0.7%
38,600	Archstone-Smith Trust	1,829,640
20,100	Developers Diversified Realty Corp. (REIT)	1,008,819
28,700	Kimco Realty Corp.	1,031,191
56,300	ProLogis	2,956,876

		6,826,526

Road & Rail – 0.9%
43,900	Burlington Northern Santa Fe Corp.	3,452,296
98,500	Norfolk Southern Corp.	5,041,230

		8,493,526

Semiconductor Equipment & Products – 4.3%
184,990	Freescale Semiconductor, Inc. Class B*	5,002,130
1,105,800	Intel Corp.	22,779,480
470,900	Texas Instruments, Inc.	14,056,365

		41,837,975

Software – 2.0%
185,100	Autodesk, Inc.	6,969,015
26,800	Intuit Inc.*	1,301,944
255,640	Microsoft Corp.	6,876,716
85,500	Symantec Corp.*	1,444,095
118,100	Synopsys, Inc.*	2,582,847

		19,174,617

Specialty Retail – 2.1%
424,130	AutoNation, Inc.*	8,868,558
474,431	Circuit City Stores, Inc.	11,400,577

		20,269,135

Textiles & Apparel – 1.7%
459,900	Coach, Inc.*	16,427,628

Tobacco – 1.6%
222,600	Altria Group, Inc.	16,004,940

Wireless Telecommunication Services – 0.3%
43,610	United States Cellular Corp.*	2,396,369

TOTAL COMMON STOCKS
(Cost $842,389,588)		$969,863,742

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.1%

Joint Repurchase Agreement Account II(b)
$11,000,000	4.57%	03/01/2006	$11,000,000
Maturity Value: $11,001,396
(Cost $11,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $853,389,588)			$980,863,742

Shares	Description	Value
Securities Lending Collateral – 1.7%

16,552,800	Boston Global Investment Trust – Enhanced Portfolio	$16,552,800
(Cost $16,552,800)

TOTAL INVESTMENTS – 101.7%
(Cost $869,942,388)		$997,416,542

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Loss

S&P 500 Index	182	March 2006	$11,669,840	$(15,413)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 96.7%

Aerospace & Defense – 4.2%
127,400	Lockheed Martin Corp.	$9,283,638
4,700	Northrop Grumman Corp.	301,270
21,000	Raytheon Co.	911,400
12,700	Rockwell Collins, Inc.	675,005
217,750	The Boeing Co.	15,828,247

		26,999,560

Airlines – 0.3%
116,200	Southwest Airlines Co.	1,948,674

Auto Components – 0.5%
55,700	Autoliv, Inc.	2,982,735

Banks – 0.2%
14,600	UnionBanCal Corp.	1,008,714

Biotechnology – 5.1%
215,000	Amgen, Inc.*	16,230,350
40,000	Celgene Corp.*	1,520,000
165,150	Genentech, Inc.*	14,151,703
16,900	Genzyme Corp.*	1,171,846

		33,073,899

Chemicals – 1.8%
141,750	Monsanto Co.	11,889,990

Commercial Services & Supplies – 1.9%
72,400	CheckFree Corp.*	3,580,904
99,900	Global Payments, Inc.	5,200,794
15,900	Republic Services, Inc.	618,033
30,800	The Brink’s Co.	1,508,276
14,000	The Corporate Executive Board Co.	1,400,000

		12,308,007

Communications Equipment – 5.2%
1,133,800	Cisco Systems, Inc.*	22,948,112
425,800	Corning, Inc.*	10,393,778

		33,341,890

Computers & Peripherals – 3.4%
205,200	EMC Corp.*	2,876,904
299,750	Hewlett-Packard Co.	9,834,798
8,600	International Business Machines Corp.	690,064
402,500	Western Digital Corp.*	8,955,625

		22,357,391

Diversified Financials – 4.3%
193,300	AmeriCredit Corp.*(a)	5,702,350
26,500	Ameriprise Financial, Inc.	1,205,220
56,800	J.P. Morgan Chase & Co.	2,336,752
101,600	Merrill Lynch & Co., Inc.	7,844,536
165,852	Moody’s Corp.	11,112,084

		28,200,942

Diversified Telecommunication Services – 0.8%
117,100	CenturyTel, Inc.	4,213,258
46,547	Sprint Nextel Corp.	1,118,524

		5,331,782

Electric Utilities – 1.3%
221,000	PG&E Corp.	8,409,050

Electrical Equipment – 1.5%
41,000	Emerson Electric Co.	3,354,210
112,500	Energizer Holdings, Inc.*	6,145,875

		9,500,085

Electronic Equipment & Instruments – 0.3%
37,000	Agilent Technologies, Inc.*	1,332,000
16,700	Jabil Circuit, Inc.*	632,095

		1,964,095

Energy Equipment & Services – 0.4%
28,450	Helmerich & Payne, Inc.	1,871,157
9,800	Unit Corp.*	521,066

		2,392,223

Food & Drug Retailing – 1.5%
40,100	CVS Corp.	1,136,033
101,700	Safeway, Inc.	2,472,327
112,400	SUPERVALU, Inc.	3,551,840
42,100	The Kroger Co.*	843,684
40,050	Walgreen Co.	1,796,643

		9,800,527

Food Products – 1.2%
181,800	Archer-Daniels-Midland Co.	5,766,696
32,400	Pilgrim’s Pride Corp.	747,144
106,900	Tyson Foods, Inc.	1,446,357

		7,960,197

Healthcare Equipment & Supplies – 2.6%
29,900	Advanced Medical Optics, Inc.*	1,329,952
99,700	Baxter International, Inc.	3,773,645
28,000	Becton, Dickinson and Co.	1,787,800
24,500	Edwards Lifesciences Corp.*	1,013,075
30,600	Guidant Corp.	2,348,856
7,800	Intuitive Surgical, Inc.*	703,560
12,600	Millipore Corp.*	873,558
13,300	Respironics, Inc.*	483,588
100,600	St. Jude Medical, Inc.*	4,587,360

		16,901,394

Healthcare Providers & Services – 5.4%
98,900	Aetna, Inc.	5,043,900
243,200	AmerisourceBergen Corp.	11,184,768
97,800	Express Scripts, Inc.*	8,535,006
27,100	Humana, Inc.*	1,400,257
168,300	McKesson Corp.	9,110,079

		35,274,010

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Hotels, Restaurants & Leisure – 2.6%
106,900	Darden Restaurants, Inc.	$4,483,386
72,650	Marriott International, Inc.	4,969,260
93,400	Starbucks Corp.*	3,392,288
84,150	Yum! Brands, Inc.	4,013,955

		16,858,889

Household Durables – 0.7%
72,800	Toro Co.	3,358,264
14,000	Whirlpool Corp.	1,257,060

		4,615,324

Household Products – 4.5%
62,600	Colgate-Palmolive Co.	3,410,448
425,629	Procter & Gamble Co.	25,507,946

		28,918,394

Industrial Conglomerates – 4.6%
89,500	3M Co.	6,586,305
700,700	General Electric Co.	23,032,009

		29,618,314

Insurance – 3.5%
104,200	Loews Corp.	9,613,492
171,400	MBIA, Inc.	10,068,036
54,500	W.R. Berkley Corp.	3,155,005

		22,836,533

Internet Software & Services – 3.3%
45,125	Google, Inc.*	16,363,228
220,100	McAfee, Inc.*	5,119,526

		21,482,754

IT Consulting & Services – 1.4%
170,150	Computer Sciences Corp.*	9,245,951

Leisure Equipment & Products – 0.1%
12,200	Polaris Industries, Inc.	610,610

Machinery – 0.5%
45,000	Caterpillar, Inc.	3,288,600

Media – 4.8%
93,059	CBS Corp. Class B	2,276,223
86,200	Clear Channel Communications, Inc.	2,439,460
1,123,300	Liberty Media Corp. Series A*	9,255,992
32,550	Regal Entertainment Group(a)	619,101
60,400	The McGraw-Hill Cos., Inc.	3,206,636
575,300	Time Warner, Inc.	9,958,443
89,459	Viacom, Inc. Class B*	3,574,782

		31,330,637

Metals & Mining – 0.3%
27,700	Southern Copper Corp.(a)	2,206,305

Multiline Retail – 0.5%
24,900	Dillard’s, Inc.	614,283
15,100	Nordstrom, Inc.	573,800
42,500	Wal-Mart Stores, Inc.	1,927,800

		3,115,883

Oil & Gas – 3.2%
5,600	Anadarko Petroleum Corp.	555,296
128,400	Devon Energy Corp.	7,528,092
63,300	EOG Resources, Inc.	4,266,420
116,050	Sunoco, Inc.	8,599,305

		20,949,113

Pharmaceuticals – 6.9%
97,300	Allergan, Inc.(a)	10,533,698
16,500	Barr Pharmaceuticals, Inc.*	1,108,470
412,900	Johnson & Johnson	23,803,685
266,000	Merck & Co., Inc.	9,272,760

		44,718,613

Real Estate – 0.3%
26,600	ProLogis	1,397,032
25,700	Ventas, Inc.	796,700

		2,193,732

Road & Rail – 1.6%
92,200	J.B. Hunt Transportation Services, Inc.	2,181,452
154,600	Norfolk Southern Corp.	7,912,428

		10,093,880

Semiconductor Equipment & Products – 5.9%
57,700	Advanced Micro Devices, Inc.*	2,231,259
231,200	Freescale Semiconductor, Inc. Class B*	6,251,648
508,650	Intel Corp.	10,478,190
67,200	LSI Logic Corp.*	655,200
318,700	Micron Technology, Inc.*	4,943,037
453,850	Texas Instruments, Inc.	13,547,422

		38,106,756

Software – 4.1%
234,700	Autodesk, Inc.	8,836,455
100,600	Cadence Design Systems, Inc.*	1,785,650
11,900	Intuit Inc.*	578,102
519,700	Microsoft Corp.	13,979,930
66,200	Symantec Corp.*	1,118,118

		26,298,255

Specialty Retail – 3.2%
186,700	AutoNation, Inc.*	3,903,897
57,400	Chico’s FAS, Inc.*	2,700,670
401,823	Circuit City Stores, Inc.	9,655,807
24,000	Lowe’s Companies, Inc.	1,636,320
50,550	Men’s Wearhouse, Inc.*	1,583,226
65,500	Payless ShoeSource, Inc.*	1,552,350

		21,032,270

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Textiles & Apparel – 1.7%
317,550	Coach, Inc.*	$11,342,886

Tobacco – 1.1%
100,350	Altria Group, Inc.	7,215,165

Wireless Telecommunication Services – 0.1%
9,400	Telephone & Data Systems, Inc. Special Shares	337,460

TOTAL COMMON STOCKS
(Cost $562,254,331)		$628,061,489

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 2.6%

Joint Repurchase Agreement Account II(b)
$16,600,000	4.57%	03/01/2006	$16,600,000
Maturity Value: $16,602,106
(Cost $16,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $578,854,331)			$644,661,489

Shares	Description	Value
Securities Lending Collateral – 2.9%

18,741,150	Boston Global Investment Trust – Enhanced Portfolio	$18,741,150
(Cost $18,741,150)

TOTAL INVESTMENTS – 102.2%
(Cost $597,595,481)		$663,402,639

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 33.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Loss

S&P 500 Index	295	March 2006	$18,915,400	$(15,024)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 96.8%

Aerospace & Defense – 2.1%
165,100	AAR Corp.*	$4,178,681
2,025	Aeroflex, Inc.*	26,325
44,900	Innovative Solutions & Support, Inc.*	633,539
65,300	Kaman Corp.	1,482,963
75,950	Triumph Group, Inc.*	3,178,508
96,750	United Industrial Corp.(a)	4,998,105

		14,498,121

Airlines – 1.2%
217,650	Alaska Air Group, Inc.*	6,975,683
98,400	Mesa Air Group, Inc.*(a)	1,123,728

		8,099,411

Banks – 6.9%
175,350	Bank of Hawaii Corp.	9,363,690
5,900	Capitol Bancorp Ltd.	255,706
62,200	City National Corp.	4,724,712
71,750	Corus Bankshares, Inc.(a)	4,308,588
31,450	First Charter Corp.	770,840
9,850	First Citizens BancShares, Inc.	1,843,526
60,300	FirstFed Financial Corp.*(a)	3,618,603
18,575	IBERIABANK Corp.	1,072,892
52,500	Irwin Financial Corp.	1,052,100
76,300	Nara Bancorp, Inc.	1,332,961
123,210	PFF Bancorp, Inc.	3,872,490
17,600	PrivateBancorp, Inc.	667,568
17,600	Provident Bankshares Corp.	640,112
183,850	SVB Financial Group*	9,374,511
46,400	United Community Financial Corp.	567,936
45,900	Westcorp	3,297,915
76,800	Wilshire Bancorp, Inc.	1,478,400

		48,242,550

Biotechnology – 2.7%
117,050	Alkermes, Inc.*	2,974,241
114,100	Applera Corp. – Celera Genomics Group*	1,311,009
9,200	Cephalon, Inc.*	731,216
98,350	Kos Pharmaceuticals, Inc.*	4,314,614
70,800	Millennium Pharmaceuticals, Inc.*	741,984
68,600	OraSure Technologies, Inc.*	653,072
46,600	PDL BioPharma Inc.*	1,459,046
27,600	Serologicals Corp.*	667,644
16,800	Techne Corp.*	999,096
85,100	United Therapeutics Corp.*	5,245,564

		19,097,486

Building Products – 0.8%
153,050	Griffon Corp.*	3,599,736
21,400	Universal Forest Products, Inc.	1,323,162
12,000	USG Corp.*(a)	1,013,760

		5,936,658

Chemicals – 0.3%
39,967	A. Schulman, Inc.	936,427
19,100	Arch Chemicals, Inc.	539,002
37,000	Innospec, Inc.	862,100

		2,337,529

Commercial Services & Supplies – 6.8%
184,600	Administaff, Inc.	8,759,270
258,350	Arbitron, Inc.	10,127,320
37,852	Casella Waste Systems, Inc.*	535,606
47,000	Cenveo, Inc.*	662,230
224,300	CSG Systems International, Inc.*	4,930,114
26,500	FTI*	740,410
101,800	Global Payments, Inc.	5,299,708
18,655	John H. Harland Co.	675,124
58,700	Labor Ready, Inc.*	1,442,259
25,227	NCO Group, Inc.*	566,851
84,200	Pre-Paid Legal Services, Inc.(a)	3,040,462
330,800	Spherion Corp.*	3,301,384
42,700	StarTek, Inc.	841,190
96,200	The Brink’s Co.(a)	4,710,914
62,700	The Standard Register Co.	1,029,534
31,550	Universal Technical Institute, Inc.*	972,055

		47,634,431

Communications Equipment – 1.2%
55,300	ADTRAN, Inc.	1,521,856
104,500	Audiovox Corp.*	1,334,465
102,400	Comtech Telecommunications Corp.*	3,208,192
74,700	Ditech Communications Corp.*	770,157
35,300	DSP Group, Inc.*	949,570
28,100	InterDigital Communications Corp.*	723,575

		8,507,815

Computers & Peripherals – 2.9%
109,800	Hypercom Corp.*	844,362
190,900	Intergraph Corp.*	6,922,034
199,900	Komag, Inc.*(a)	9,363,316
28,200	Synaptics, Inc.*	662,418
124,500	Western Digital Corp.*	2,770,125

		20,562,255

Construction & Engineering – 0.6%
300	Comfort Systems USA, Inc.	3,297
93,000	EMCOR Group, Inc.*	4,053,870

		4,057,167

Construction Materials – 0.1%
12,600	Eagle Materials, Inc.	682,038

Distributors – 1.1%
69,375	Brightpoint, Inc.*	1,962,619
149,400	Handleman Co.	1,468,602
68,700	WESCO International, Inc.*	3,937,884

		7,369,105

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Diversified Financials – 3.3%
126,800	AmeriCredit Corp.*	$3,740,600
37,300	Apollo Investment Corp.	700,867
148,000	CBIZ, Inc.*	1,074,480
151,100	CompuCredit Corp.*(a)	5,711,580
2,025	Financial Federal Corp.	56,558
17,900	Greenhill & Co., Inc.(a)	1,168,870
126,750	Investment Technology Group, Inc.*	5,764,590
22,700	optionsXpress Holdings, Inc.	698,706
67,700	Portfolio Recovery Associates, Inc.*	3,311,207
750	Stifel Financial Corp.*	28,748
34,200	World Acceptance Corp.*	881,676

		23,137,882

Diversified Telecommunication Services – 0.4%
72,300	Commonwealth Telephone Enterprises, Inc.	2,333,844
1,233	TALK America Holdings, Inc.*	10,517
57,400	Time Warner Telecom, Inc.*	724,962

		3,069,323

Electric Utilities – 0.4%
189,500	Sierra Pacific Resources*(a)	2,698,480

Electrical Equipment – 1.5%
78,200	A.O. Smith Corp.	3,620,660
24,700	Acuity Brands, Inc.	975,403
17,900	Brady Corp.	661,942
21,700	Encore Wire Corp.*	676,823
28,000	II-VI, Inc.*	509,320
19,200	LaBarge, Inc.*	321,408
38,400	The Genlyte Group, Inc.*	2,376,192
42,900	Woodward Governor Co.	1,379,235

		10,520,983

Electronic Equipment & Instruments – 3.8%
30,100	Avnet, Inc.*	756,413
92,000	Coherent, Inc.*	2,986,320
251,650	Exar Corp.*	3,133,042
80,200	Itron, Inc.*	4,768,692
91,800	Lexar Media, Inc.*(a)	615,060
72,350	Methode Electronics, Inc.	887,735
106,950	Plexus Corp.*	3,589,242
13,400	Rofin-Sinar Technologies, Inc.*	705,912
40,900	Tech Data Corp.*	1,698,577
50,900	Technitrol, Inc.	1,113,692
147,300	Teledyne Technologies, Inc.*	4,880,049
52,000	TTM Technologies, Inc.*	671,320
17,550	Varian, Inc.*	700,245

		26,506,299

Energy Equipment & Services – 3.6%
129,100	Cal Dive International, Inc.*	4,545,611
71,050	Hornbeck Offshore Services, Inc.*	2,284,968
88,600	Parker Drilling Co.*	819,550
98,200	RPC, Inc.	2,080,858
20,600	TETRA Technologies, Inc.*	774,560
121,550	Universal Compression Holdings, Inc.*	5,317,812
230,400	Veritas DGC, Inc.*	9,706,752

		25,530,111

Food & Drug Retailing – 2.2%
96,725	Flowers Foods, Inc.	2,659,937
174,181	Longs Drug Stores Corp.	6,683,325
165,750	Pathmark Stores, Inc.*	1,667,445
20,900	SUPERVALU, Inc.	660,440
477,500	Terra Industries, Inc.*(a)	3,385,475
11,600	The Pantry, Inc.*	686,372

		15,742,994

Food Products – 1.2%
64,400	Del Monte Foods Co.	700,672
926	Seaboard Corp.	1,383,444
143,600	USANA Health Sciences, Inc.*(a)	6,196,340

		8,280,456

Gas Utilities – 0.1%
16,600	Nicor, Inc.	712,638

Healthcare Equipment & Supplies – 6.3%
27,700	1-800 Contacts, Inc.*(a)	374,227
19,200	Advanced Medical Optics, Inc.*	854,016
255,900	Applera Corp. – Applied Biosystems Group	7,234,293
26,800	ArthroCare Corp.*	1,210,556
13,500	Bio-Rad Laboratories, Inc.*	773,685
31,350	CNS, Inc.	651,766
19,700	Computer Programs and Systems, Inc.	905,412
143,800	Haemonetics Corp.*	7,448,840
16,500	Hologic, Inc.*	789,195
147,200	Immucor, Inc.*	4,389,504
12,500	LCA-Vision, Inc.	545,000
170,800	Mentor Corp.	7,351,232
92,700	Molecular Devices Corp.*	2,950,641
26,400	STERIS Corp.	653,928
81,900	SurModics, Inc.*(a)	3,174,444
49,700	Ventana Medical Systems, Inc.*	1,802,619
109,200	Viasys Healthcare, Inc.*	3,186,456

		44,295,814

Healthcare Providers & Services – 2.1%
76,600	Cantel Medical Corp.*	1,311,392
96,300	Genesis HealthCare Corp.*	3,827,925
40,158	Gentiva Health Services, Inc.*	669,032
176,450	Kindred Healthcare, Inc.*	3,814,849
67,150	Odyssey HealthCare, Inc.*	1,263,763
146,700	Stewart Enterprises, Inc.	743,769
79,650	Sunrise Senior Living, Inc.*	2,824,389

		14,455,119

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Hotels, Restaurants & Leisure – 4.3%
23,900	Bob Evans Farms, Inc.	$697,163
218,500	Choice Hotels International, Inc.	9,729,805
65,850	Dave & Buster’s, Inc.*	1,185,300
171,500	Domino’s Pizza, Inc.	4,373,250
87,800	Landry’s Restaurants, Inc.(a)	2,710,386
45,838	Lone Star Steakhouse & Saloon, Inc.	1,235,792
188,300	Papa John’s International, Inc.*	6,195,070
365,300	Six Flags, Inc.*(a)	3,853,915

		29,980,681

Household Durables – 1.3%
252,700	American Greetings Corp.	5,301,646
76,300	Furniture Brands International, Inc.	1,886,136
68,600	Kimball International, Inc. Class B	972,062
35,147	Universal Electronics, Inc.*	631,240

		8,791,084

Insurance – 4.0%
30,200	Argonaut Group, Inc.*	1,102,904
24,081	FBL Financial Group, Inc.	824,052
274,200	Fremont General Corp.	6,504,024
113,000	LandAmerica Financial Group, Inc.(a)	7,537,100
20,100	Odyssey Re Holdings Corp.(a)	471,948
183,550	Stewart Information Services Corp.	8,617,672
61,900	Zenith National Insurance Corp.	3,187,850

		28,245,550

Internet & Catalog Retail – 0.1%
32,788	Coldwater Creek, Inc.*	736,735

Internet Software & Services – 2.9%
177,050	Digital Insight Corp.*	5,851,503
79,897	J2 Global Communications, Inc.*	3,483,509
318,600	United Online, Inc.	3,826,386
120,600	Websense, Inc.*	7,454,286

		20,615,684

IT Consulting & Services – 0.4%
145,200	Agilysys, Inc.	2,074,908
30,500	ProQuest Co.*	649,650

		2,724,558

Machinery – 3.0%
18,900	Albany International Corp.	702,513
42,750	Barnes Group, Inc.	1,640,745
117,400	JLG Industries, Inc.	6,925,426
50,800	NACCO Industries, Inc.	7,051,040
50,700	Reliance Steel & Aluminum Co.	4,177,173
23,500	Sun Hydraulics Corp.	534,390

		21,031,287

Media – 0.5%
17,700	John Wiley & Sons, Inc.	666,405
72,250	Catalina Marketing Corp.	1,602,505
2,650	Cox Radio, Inc.*	36,650
57,500	NetFlix, Inc.*(a)	1,541,575

		3,847,135

Metals & Mining – 3.8%
32,800	Brush Engineered Materials, Inc.*	571,048
80,050	Chaparral Steel Co.*	3,667,091
66,600	Commercial Metals Co.	3,016,314
126,550	Quanex Corp.	7,854,958
336,500	Ryerson Tull, Inc.(a)	8,493,260
248,100	USEC, Inc.	3,086,364

		26,689,035

Multi-Utilities – 0.4%
137,400	Avista Corp.	2,693,040

Multiline Retail – 0.3%
23,400	Burlington Coat Factory Warehouse Corp.	1,053,936
14,000	Dillard’s, Inc.	345,380
40,400	Stein Mart, Inc.	673,872

		2,073,188

Office Electronics – 0.3%
149,700	IKON Office Solutions, Inc.	1,968,555

Oil & Gas – 3.3%
54,350	Berry Petroleum Co.	3,671,343
30,300	Encore Acquisition Co.*	928,392
18,600	Equitable Resources, Inc.	676,296
47,800	Harvest Natural Resources, Inc.*	430,678
163,450	KCS Energy, Inc.*	3,857,420
19,700	Pogo Producing Co.	982,242
94,600	St. Mary Land & Exploration Co.	3,631,694
15,400	Stone Energy Corp.*	637,560
197,100	Swift Energy Co.*	7,639,596
84,200	TransMontaigne, Inc.*	634,868

		23,090,089

Paper & Forest Products – 0.1%
74,800	Buckeye Technologies, Inc.*	658,988

Personal Products – 0.2%
43,600	Parlux Fragrances, Inc.*(a)	1,508,124

Pharmaceuticals – 1.4%
221,750	Alpharma, Inc.	6,707,937
65,500	Endo Pharmaceuticals Holdings, Inc.*	2,064,560
75,250	Perrigo Co.	1,195,723

		9,968,220

Real Estate – 6.2%
13,400	Acadia Realty Trust	293,862
13,553	Brookfield Homes Corp.(a)	673,720

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Real Estate – (continued)
26,300	Capital Lease Funding, Inc.	$285,092
175,700	Commercial Net Lease Realty	3,997,175
39,300	Cousins Properties, Inc.	1,205,331
48,200	Entertainment Properties Trust	1,993,070
40,500	Equity One, Inc.	911,250
190,750	FelCor Lodging Trust, Inc.	3,786,388
60,600	Highwoods Properties, Inc.	1,960,410
231,200	HRPT Properties Trust	2,478,464
86,200	Inland Real Estate Corp.	1,326,618
109,650	National Health Investors, Inc.	2,918,883
43,700	Nationwide Health Properties, Inc.	984,124
238,900	New Century Financial Corp.(a)	9,257,375
52,100	New Plan Excel Realty Trust	1,305,105
67,400	NorthStar Realty Finance Corp.	688,828
36,400	PS Business Parks, Inc.	1,936,116
22,900	Ramco-Gershenson Properties Trust	665,474
333,350	Senior Housing Properties Trust	5,976,965
36,800	Trammell Crow Co.*	1,195,264

		43,839,514

Road & Rail – 0.9%
137,700	Dollar Thrifty Automotive Group, Inc.*	5,560,326
26,300	GATX Corp.	1,044,110

		6,604,436

Semiconductor Equipment & Products – 3.2%
427,000	Cirrus Logic, Inc.*	3,240,930
30,700	Cohu, Inc.	648,384
19,000	Cymer, Inc.*	854,620
119,100	Genesis Microchip, Inc.*(a)	2,560,650
130,400	LSI Logic Corp.*	1,271,400
318,450	MPS Group, Inc.*	4,821,333
25,400	Netlogic Microsystems, Inc.*	897,890
112,000	Photronics, Inc.*	1,967,840
127,200	PortalPlayer Inc.*(a)	3,213,072
21,900	Supertex, Inc.*	737,373
58,800	Trident Microsystems, Inc.*	1,642,872
39,504	Triquint Semiconductor, Inc.*	187,249
39,600	Zoran Corp.*	783,288

		22,826,901

Software – 2.6%
62,400	ANSYS, Inc.*	2,959,008
69,600	Blackbaud, Inc.	1,273,680
242,400	Entrust, Inc.*	896,880
132,000	Lawson Software, Inc.*(a)	1,049,400
7,400	MicroStrategy, Inc.*	678,432
213,900	Novell, Inc.*	2,034,189
22,500	Quality Systems, Inc.*(a)	1,557,450
103,872	SeaChange International, Inc.*(a)	935,887
66,071	Sybase, Inc.*	1,409,294
114,500	Synopsys, Inc.*	2,504,115
30,500	The Ultimate Software Group, Inc.*	713,700
138,889	Tradestation Group, Inc.*(a)	2,205,557

		18,217,592

Specialty Retail – 4.9%
77,900	Building Materials Holding Corp.	5,242,670
119,300	Charlotte Russe Holdings, Inc.*	2,171,260
62,900	Charming Shoppes, Inc.*	842,231
249,057	Circuit City Stores, Inc.	5,984,840
82,900	Dress Barn, Inc.*(a)	3,579,622
215,700	Payless ShoeSource, Inc.*	5,112,090
76,400	Sonic Automotive, Inc.	2,023,836
175,000	Stage Stores, Inc.	5,103,000
5,700	The Cato Corp.	118,959
104,900	The Wet Seal, Inc.*(a)	557,019
17,600	United Auto Group, Inc.	761,024
91,400	United Rentals, Inc.*	2,979,640

		34,476,191

Textiles & Apparel – 1.1%
42,750	Charles & Colvard Ltd.(a)	599,355
2,400	DHB Industries, Inc.*	11,160
160,650	Guess?, Inc.*	5,813,923
84,200	Hartmarx Corp.*	730,014
30,350	Perry Ellis International, Inc.*	668,003
450	Steven Madden, Ltd.*	14,423
13,875	Stride Rite Corp.	192,863

		8,029,741

TOTAL COMMON STOCKS
(Cost $583,329,582)		$680,590,993

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.2%

Joint Repurchase Agreement Account II(b)
$8,200,000	4.57%	03/01/2006	$8,200,000
Maturity Value: $8,201,041
(Cost $8,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $591,529,582)			$688,790,993

Shares	Description	Value
Securities Lending Collateral – 12.5%

87,723,500	Boston Global Investment Trust – Enhanced Portfolio	$87,723,500
(Cost $87,723,500)

TOTAL INVESTMENTS – 110.5%
(Cost $679,253,082)		$776,514,493

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2006. Additional information appears on page 33.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

Russell 2000 Index	130	March 2006	$9,516,000	$21,159

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II —

At February 28, 2006, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Structured Large Cap Value	$30,800,000

Structured U.S. Equity	11,000,000

Structured Large Cap Growth	16,600,000

Structured Small Cap Equity	8,200,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,019,900,000	4.56%	03/01/2006	$3,020,282,521

Barclays Capital PLC	3,000,000,000	4.57	03/01/2006	3,000,380,833

Credit Suisse First Boston LLC	500,000,000	4.57	03/01/2006	500,063,472

Deutsche Bank Securities, Inc.	3,020,000,000	4.57	03/01/2006	3,020,383,372

Greenwich Capital Markets	300,000,000	4.58	03/01/2006	300,038,167

J.P. Morgan Securities, Inc.	400,000,000	4.56	03/01/2006	400,050,667

Morgan Stanley & Co.	2,925,000,000	4.57	03/01/2006	2,925,371,312

UBS Securities LLC	1,500,000,000	4.57	03/01/2006	1,500,190,417

Wachovia Capital Markets	400,000,000	4.58	03/01/2006	400,050,889

TOTAL	$15,064,900,000			$15,066,811,650

At February 28, 2006, the Joint Repurchase Agreement Account II was fully collateralized by the following securities: Federal Home Loan Bank, 0.00% to 11.25%, due 03/16/2006 to 05/15/2012; Federal Home Loan Mortgage Association, 3.50% to 11.00%, due 04/01/2006 to 03/01/2036; Federal National Mortgage Association, 2.37% to 10.50%, due 06/15/2006 to 03/01/2036 and U.S. Treasury Notes, 3.87% to 4.25%, due 05/15/2010 to 08/15/2013. The aggregate market value of the collateral, including accrued interest, was $15,375,491,397.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Statement of Investments

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – 97.4%

Australia – 2.1%
1,117	APN News & Media Ltd. (Media)	$3,926
27,278	Aristocrat Leisure Ltd.(a) (Hotels, Restaurants & Leisure)	242,617
33,734	Australia & New Zealand Banking Group Ltd. (Banks)	641,595
52,134	Australian Gas Light Co. Ltd. (Gas Utilities)	738,700
43,317	Australian Stock Exchange Ltd. (Diversified Financials)	1,039,051
595,345	AXA Asia Pacific Holdings Ltd. (Insurance)	2,570,839
23,270	BHP Billiton Ltd. (Metals & Mining)	418,726
85,586	Brambles Industries Ltd.(a) (Commercial Services & Supplies)	637,575
95,204	CFS Gandel Retail Trust (Real Estate)	137,661
26,809	Challenger Financial Services Group Ltd. (Diversified Financials)	76,900
14,453	Cochlear Ltd. (Healthcare Equipment & Supplies)	524,061
125,233	Commonwealth Bank of Australia (Banks)	4,157,264
213,402	Commonwealth Property Office Fund (Real Estate)	213,196
14,878	CSL Ltd. (Pharmaceuticals)	579,956
1,060,618	DB RREEF Trust (Real Estate)	1,107,829
84,878	General Property Trust (Real Estate)	260,857
270,232	ING Industrial Fund (Real Estate)	458,454
239,221	Investa Property Group (Real Estate)	356,321
88,714	Leighton Holdings Ltd. (Construction & Engineering)	1,195,447
16,836	Macquarie Infrastructure Group (Transportation Infrastructure)	43,515
23,920	National Australia Bank Ltd. (Banks)	649,232
581,954	Qantas Airways Ltd. (Airlines)	1,763,627
140,589	Rio Tinto Ltd.(a) (Metals & Mining)	7,365,489
300,494	Santos Ltd. (Oil & Gas)	2,525,683
197,301	Stockland (Real Estate)	982,781
152,837	Suncorp-Metway Ltd. (Banks)	2,313,949
70,321	Symbion Health Ltd. (Air Freight & Couriers)	173,840
556,284	Telstra Corp. Ltd.(a) (Diversified Telecommunication Services)	1,582,945
2,512	Westfield Group (Real Estate)	33,111
104,741	Westpac Banking Corp. (Banks)	1,829,082
107,049	Woolworths Ltd. (Food & Drug Retailing)	1,457,925

		36,082,154

Austria – 2.3%
7,346	Andritz AG (Machinery)	950,219
13,877	Boehler-Uddeholm AG (Metals & Mining)	2,603,352
4,560	Flughafen Wien AG* (Transportation Infrastructure)	367,769
18,482	Oesterreichische Elektrizitaetswirtschafts AG (Verbund)(a) (Electric Utilities)	8,596,034
466,638	Telekom Austria AG(a) (Diversified Telecommunication Services)	10,673,548
140,115	voestalpine AG(a) (Metals & Mining)	16,330,462

		39,521,384

Belgium – 4.1%
34,186	Bekaert NV (Electrical Equipment)	3,511,394
1,826	Cofinimmo (Real Estate)	289,467
6,366	Compagnie Maritime Belge SA (Marine)	206,267
66,733	Delhaize Group (Food & Drug Retailing)	4,451,847
69,087	Dexia (Banks)	1,715,852
1,640,528	Fortis (Diversified Financials)	58,437,548

		68,612,375

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Denmark – 0.2%
40,000	Danske Bank A/S (Banks)	$1,426,280
115,700	H. Lundbeck A/S (Pharmaceuticals)	2,382,471

		3,808,751

Finland – 0.9%
193,200	Metso Corp. (Machinery)	7,119,219
462,900	Nokia Oyj (Communications Equipment)	8,613,605

		15,732,824

France – 8.4%
549,516	BNP Paribas SA(a) (Banks)	50,855,962
655,412	Bouygues SA(a) (Wireless Telecommunication Services)	34,425,629
204,038	Business Objects SA* (Software)	7,572,871
323,886	Cap Gemini SA(a) (IT Consulting & Services)	15,968,643
4,582	Pinault-Printemps-Redoute SA* (Multiline Retail)	527,863
114,246	Schneider Electric SA(a) (Electrical Equipment)	11,673,986
36,770	Societe BIC SA (Commercial Services & Supplies)	2,242,911
37,258	Societe Generale Series A (Banks)	5,276,242
194,686	Sodexho Alliance SA(a) (Hotels, Restaurants & Leisure)	8,283,462
3,062	Unibail (Real Estate)	501,865
125,976	Vivendi Universal SA (Media)	3,810,726

		141,140,160

Germany – 9.9%
675,854	BASF AG(a) (Chemicals)	50,970,459
151,805	DaimlerChrysler AG (Automobiles)	8,417,325
431,720	Deutsche Bank AG(a) (Banks)	47,638,267
49,681	Fresenius Medical Care AG(a) (Health Care Providers & Services)	5,342,704
319,252	Merck KGaA(a) (Pharmaceuticals)	31,968,738
11,169	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	1,513,848
109,250	RWE AG(a) (Multi-Utilities)	9,369,511
101,559	Schering AG (Pharmaceuticals)	7,308,494
129,585	ThyssenKrupp AG (Metals & Mining)	3,287,114
37,660	TUI AG(a) (Hotels, Restaurants & Leisure)	743,339
5,416	Wincor Nixdorf AG (Computers & Peripherals)	690,589

		167,250,388

Hong Kong – 3.8%
423,500	ASM Pacific Technology Ltd. (Semiconductor Equipment & Products)	2,364,016
1,088,500	Boc Hong Kong Holdings Ltd. (Banks)	2,186,058
2,525,000	Cathay Pacific Airways Ltd. (Airlines)	4,663,772
1,001,000	Cheung Kong (Holdings) Ltd. (Real Estate)	10,505,446
1,573,000	CLP Holdings Ltd. (Electric Utilities)	8,983,226
72,000	Esprit Holdings Ltd. (Specialty Retail)	550,648
204,000	Henderson Land Development Co. Ltd. (Real Estate)	1,088,969
604,000	Hong Kong Electric Holdings Ltd. (Electric Utilities)	2,773,481
444,000	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	2,269,606
556,000	Hutchison Whampoa Ltd. (Industrial Conglomerates)	5,274,249
2,000	Kerry Properties Ltd. (Real Estate)	6,369
24,000	Li & Fung Ltd. (Distributors)	48,336
746,000	Link REIT* (Real Estate)	1,629,913
608,000	New World Development Co., Ltd. (Real Estate)	974,103
15,900	Orient Overseas International Ltd. (Marine)	58,731
810,000	SCMP Group Ltd. (Media)	301,790
232,000	Shangri-La Asia Ltd. (Hotels, Restaurants & Leisure)	370,910
1,240,000	Sino Land Co. Ltd. (Real Estate)	1,856,954
335,500	SmarTone Telecommunications Holdings Ltd. (Wireless Telecommunication Services)	378,405
172,000	Swire Pacific Ltd. Series A (Diversified Financials)	1,642,244
581,000	Television Broadcasts Ltd. (Media)	3,269,010
8,000	Texwinca Holdings Ltd. (Textiles & Apparel)	6,290
909,600	The Bank of East Asia Ltd. (Banks)	3,122,195
2,120,000	The Wharf (Holdings) Ltd. (Real Estate)	7,810,405
194,500	Wing Hang Bank Ltd. (Banks)	1,497,919
190,500	Yue Yuen Industrial (Holdings) Ltd. (Specialty Retail)	590,641

		64,223,686

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Italy – 2.8%
2,893,776	Banca Monte dei Paschi di Siena S.p.A.(a) (Banks)	$14,967,688
26,504	Benetton Group S.p.A. (Textiles & Apparel)	337,711
1,692,105	Fiat S.p.A.*(a) (Automobiles)	18,317,534
286,004	Finmeccanica S.p.A. (Aerospace & Defense)	6,258,255
483,753	Intesa Banca S.p.A. (Banks)	2,659,841
203,251	Italcementi S.p.A.(a) (Construction Materials)	4,160,734

		46,701,763

Japan – 29.0%
29,800	Aderans Co., Ltd. (Personal Products)	823,879
64,000	Aisin Seiki Co., Ltd. (Auto Components)	2,271,288
75,000	Ajinomoto Co., Inc. (Food Products)	798,580
900,200	Alps Electric Co., Ltd.(a) (Electronic Equipment & Instruments)	14,076,067
645,000	AMADA Co., Ltd. (Machinery)	6,087,467
120,600	Aoyama Trading Co., Ltd. (Specialty Retail)	3,714,925
36,200	Autobacs Seven Co., Ltd. (Specialty Retail)	1,817,660
43,000	Canon Sales Co., Inc. (Office Electronics)	919,481
223,000	Central Glass Co., Ltd. (Building Products)	1,257,093
254	Central Japan Railway Co. (Road & Rail)	2,487,412
836,000	Dai Nippon Printing Co., Ltd. (Commercial Services & Supplies)	14,775,748
7,000	DAIICHI SANKYO Co. Ltd. (Pharmaceuticals)	144,529
2,824,000	Daiwa Securities Group, Inc. (Diversified Financials)	33,526,958
870	East Japan Railway Co. (Road & Rail)	6,189,091
214,000	FUJI ELECTRIC HOLDINGS Co. Ltd. (Electrical Equipment)	1,000,479
7,500	Fuji Soft ABC, Inc. (Software)	211,450
7,700	GLORY Ltd. (Machinery)	172,925
629,000	Gunze Ltd. (Textiles & Apparel)	4,011,759
805,000	Hankyu Department Stores, Inc.(a) (Multiline Retail)	7,105,519
4,447,000	Hitachi Ltd. (Electronic Equipment & Instruments)	30,978,462
103,000	Hitachi Software Engineering Co., Ltd.(a) (Software)	1,912,786
107,200	Hokkaido Electric Power Co., Inc. (Electric Utilities)	2,516,156
768,100	Honda Motor Co. Ltd. (Automobiles)	44,864,939
224	Japan Prime Realty Investment Corp. (Real Estate)	691,903
20	Japan Real Estate Investment Corp. (Real Estate)	179,704
23	Japan Retail Fund Investment Corp. (Real Estate)	180,804
36,000	Kaken Pharmaceutical Co., Ltd. (Pharmaceuticals)	297,155
34,000	Kansai Electric Power Co., Inc, (Electric Utilities)	791,173
36,000	Kao Corp. (Household Products)	977,849
94,000	Kirin Brewery Co., Ltd. (Beverages)	1,237,058
585,000	Kubota Corp. (Machinery)	5,721,203
19,000	Kyowa Hakko Kogyo Co. Ltd. (Pharmaceuticals)	144,182
71,300	Kyushu Electric Power Co., Inc. (Electric Utilities)	1,719,879
52,100	Lawson, Inc. (Food & Drug Retailing)	1,945,300
150,700	Makita Corp. (Household Durables)	4,382,667
681,000	Matsushita Electric Industrial Co., Ltd. (Household Durables)	14,321,025
13,000	Matsushita Electric Works Ltd. (Electrical Equipment)	151,442
1,325,000	Mitsubishi Chemical Holdings Corp.* (Chemicals)	8,104,186

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
1,926,000	Mitsubishi Heavy Industries Ltd. (Machinery)	$9,045,958
1,798,000	Mitsui Chemicals, Inc. (Chemicals)	14,400,879
261,000	Mitsui Trust Holdings, Inc. (Diversified Financials)	3,826,713
91,500	Namco Bandai Holdings, Inc. (Leisure Equipment & Products)	1,136,685
8,900	Nintendo Co., Ltd. (Household Durables)	1,312,551
62	Nippon Building Fund, Inc. (Real Estate)	600,381
2,391,000	Nippon Oil Corp. (Oil & Gas)	18,130,110
8,898,000	Nippon Steel Corp.(a) (Metals & Mining)	35,461,385
5,831	Nippon Telephone & Telegraph Corp. (Diversified Telecommunication Services)	25,177,786
1,164,000	Nippon Yusen Kabushiki Kaisha (Marine)	7,572,073
376,000	Nishi-Nippon City Bank Ltd. (Banks)	1,927,135
251,000	Nisshin Seifun Group, Inc. (Food Products)	2,547,613
4,300	Nomura Research Institute Ltd. (IT Consulting & Services)	491,072
39,600	Q.P. Corp. (Food Products)	378,935
62,300	Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)	1,453,414
459,000	Seino Transportation Co., Ltd.(a) (Road & Rail)	4,480,782
101,700	Shimachu Co., Ltd. (Specialty Retail)	2,992,452
560,000	Shionogi & Co., Ltd. (Pharmaceuticals)	7,721,979
87,200	Showa Shell Sekiyu KK (Oil & Gas)	991,741
2,121,000	Sompo Japan Insurance, Inc. (Insurance)	30,804,491
559,300	Sony Corp. (Household Durables)	26,187,440
182,000	Sumitomo Chemical Co., Ltd. (Chemicals)	1,419,218
1,159,400	Sumitomo Electric Industries Ltd. (Electrical Equipment)	17,422,317
2,202	Sumitomo Mitsui Financial Group, Inc. (Banks)	24,048,888
39,600	Suzuken Co., Ltd. (Health Care Providers & Services)	1,177,226
619,000	The Bank of Fukuoka Ltd. (Banks)	5,251,663
643,000	The Bank of Yokohama Ltd. (Banks)	5,185,194
130,000	The Chiba Bank Ltd. (Banks)	1,094,989
159,000	Tokyu Land Corp.(a) (Real Estate)	1,386,856
894,000	Toppan Printing Co., Ltd.(a) (Commercial Services & Supplies)	11,420,711
59,000	Toyo Suisan Kaisha Ltd. (Food Products)	860,246
91,000	UNY Co., Ltd.(a) (Multiline Retail)	1,384,287
43	West Japan Railway Co. (Road & Rail)	174,295

		489,977,648

Netherlands – 8.8%
2,577,765	Aegon NV (Insurance)	42,508,431
304,955	ASML Holding NV* (Semiconductor Equipment & Products)	6,307,346
278,705	European Aeronautic Defence & Space Co.* (Aerospace & Defense)	10,217,265
107,581	James Hardie Industries NV (Construction Materials)	705,208
722,367	Koninklijke (Royal) KPN NV (Diversified Telecommunication Services)	7,478,398
43,502	Koninklijke (Royal) Philips Electronics NV* (Household Durables)	1,415,701
156,240	Koninklijke DSM NV (Chemicals)	6,497,835
33,577	Rodamco Europe NV (Real Estate)	3,078,200
143,700	Royal Dutch Shell PLC (Oil & Gas)	9,057,411
698,053	Royal Dutch Shell PLC ADR Series B(a) (Oil & Gas)	21,044,561
142,834	Royal Dutch Shell PLC Series B(a) (Oil & Gas)	4,490,777
151,762	TNT NV (Air Freight & Couriers)	4,936,606
366,873	Unilever NV (Food Products)	25,467,490
140,310	VNU NV* (Media)	4,546,322

		147,751,551

Norway – 6.4%
608,480	Norsk Hydro ASA (Oil & Gas)	71,273,066
596,300	Orkla ASA (Beverages)	25,991,435
378,100	Statoil ASA (Oil & Gas)	9,682,675
22,200	Storebrand ASA (Insurance)	245,063

		107,192,239

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Singapore – 1.9%
199,000	Allgreen Properties Ltd. (Real Estate)	$167,089
481,575	Ascendas Real Estate Investment Trust (Real Estate)	640,355
827,000	Capitaland Ltd. (Real Estate)	2,130,443
142,000	CapitaMall Trust (Real Estate)	203,428
24,000	City Developments Ltd. (Real Estate)	139,918
297,112	Cycle & Carriage Ltd. (Distributors)	1,873,388
703,000	Datacraft Asia Ltd.* (Communications Equipment)	805,509
289,000	DBS Group Holdings Ltd. (Banks)	2,906,749
48,500	Fraser & Neave Ltd. (Beverages)	568,516
165,000	Olam International Ltd. (Distributors)	186,273
101,000	Overseas Union Enterprise Ltd. (Hotels, Restaurants & Leisure)	739,100
1,884,880	SembCorp Industries Ltd. (Construction & Engineering)	3,607,138
338,000	SembCorp Logistics Ltd. (Commercial Services & Supplies)	359,332
492,000	Singapore Airlines Ltd. (Airlines)	4,465,409
80,000	Singapore Exchange Ltd. (Diversified Financials)	187,294
69,000	Singapore Petroleum Co. (Oil & Gas)	214,184
1,752,290	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	2,809,074
2,452,000	ST Assembly Test Services Ltd.* (Semiconductor Equipment & Products)	1,710,502
250,000	Suntec Real Estate Investment Trust (Real Estate)	182,807
789,000	United Overseas Bank Ltd. (Banks)	7,262,014
475,200	United Overseas Land Ltd. (Hotels, Restaurants & Leisure)	781,058
118,000	Wing Tai Holdings Ltd. (Real Estate)	108,318

		32,047,898

Spain – 3.3%
916,764	Endesa SA (Electric Utilities)	30,698,030
197,251	Indra Sistemas SA (IT Consulting & Services)	3,925,229
41,761	NH Hoteles SA (Hotels, Restaurants & Leisure)	674,286
756,693	Repsol SA (Oil & Gas)	21,150,689

		56,448,234

Sweden – 0.9%
272,000	Electrolux AB – Series B (Household Durables)	7,522,834
312,000	Skanska AB Series B (Construction & Engineering)	5,023,111
42,000	SSAB Svenskt Stal AB (Metals & Mining)	1,887,093
113,200	Swedish Match AB Co. (Tobacco)	1,515,837

		15,948,875

Switzerland – 4.5%
15,800	Credit Suisse Group (Banks)	875,086
2,701	Rieter Holding AG (Machinery)	1,048,076
172,464	Roche Holding AG(a) (Pharmaceuticals)	25,481,002
5,488	Serono SA* (Biotechnology)	3,894,030
402,843	STMicroelectronics NV* (Semiconductor Equipment & Products)	6,827,175
17,433	Swisscom AG (Diversified Telecommunication Services)	5,235,321
1,528	Valora Holding AG* (Specialty Retail)	310,498
139,654	Zurich Financial Services AG (Insurance)	32,978,413

		76,649,601

United Kingdom – 8.1%
61,300	Alliance Unichem PLC (Health Care Providers & Services)	941,930
259,996	Arriva PLC (Road & Rail)	2,747,309
392,643	AstraZeneca PLC (Pharmaceuticals)	18,133,358
204,110	Barclays PLC (Banks)	2,390,743
209,380	BG Group PLC (Oil & Gas)	2,452,425
671,785	BHP Billiton PLC (Metals & Mining)	11,289,815
535,891	Brambles Industries PLC (Commercial Services & Supplies)	3,872,297
1,150,448	British Airways PLC* (Airlines)	6,620,392
3,792,088	BT Group PLC (Diversified Telecommunication Services)	13,677,373

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
109,315	Compass Group PLC (Hotels, Restaurants & Leisure)	$416,108
67,220	Davis Service Group PLC (Industrial Conglomerates)	580,506
1,459,496	Dixons Group PLC (Specialty Retail)	4,401,101
172,742	First Choice Holidays PLC (Hotels, Restaurants & Leisure)	683,618
36,389	GlaxoSmithKline PLC ADR (Pharmaceuticals)	1,849,289
1,746,649	HBOS PLC (Banks)	32,527,985
70,380	IMI PLC (Machinery)	645,211
302,475	Kelda Group PLC (Water Utilities)	4,224,090
13,861	Man Group PLC (Diversified Financials)	561,496
354,734	Mitchells & Butler PLC (Hotels, Restaurants & Leisure)	2,462,712
1,882,237	Royal & Sun Alliance Insurance Group PLC (Insurance)	4,291,791
60,760	Schroders PLC (Diversified Financials)	1,225,061
685,975	Tate & Lyle PLC (Food Products)	7,193,057
350,915	Trinity Mirror PLC (Media)	3,550,673
964,896	Unilever PLC (Food Products)	9,927,727

		136,666,067

TOTAL COMMON STOCKS
(Cost $1,427,502,892)		$1,645,755,598

Preferred Stock – 0.0%

Germany – 0.0%
2,172	RWE AG (Electric Utilities)	$171,010
(Cost $134,534)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 10.1%

State Street Bank & Trust Euro – Time Deposit
$170,066,000	4.20%	03/01/2006	$170,066,000
(Cost $170,066,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,597,703,426)			$1,815,992,608

Shares	Description	Value
Securities Lending Collateral – 7.0%

118,069,939	Boston Global Investment Trust – Enhanced Portfolio	$118,069,939
(Cost $118,069,939)

TOTAL INVESTMENTS – 114.5%
(Cost $1,715,773,365)		$1,934,062,547

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

Investment Abbreviations:
ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Statement of Investments (continued)

February 28, 2006 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At February 28, 2006, the following futures contracts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain (Loss)

FTSE 100 Index	73	March 2006	$7,381,401	$(76,708)
SPI 200 Index	21	March 2006	1,919,437	50,342
40 S&P/MIB Index	4	March 2006	899,153	8,983
TOPIX Index	43	March 2006	6,159,043	245,951
DAX Index	7	March 2006	1,210,816	268
Dow Jones Euro Stoxx 50 Index	106	March 2006	4,772,714	18,768
CAC 40 – 10 EURO Index	23	March 2006	1,371,874	5,990
IBEX 35 Index	5	March 2006	701,521	18,078
Hang Seng Index	6	March 2006	612,498	10,286

			$25,028,457	$281,958

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

As a % of
Net Assets
Investments Industry Classifications†

Aerospace & Defense	1.0%
Air Freight & Couriers	0.3
Airlines	1.0
Auto Components	0.1
Automobiles	4.2
Banks	13.3
Beverages	1.6
Biotechnology	0.2
Building Products	0.1
Chemicals	4.8
Commercial Services & Supplies	2.0
Communications Equipment	0.6
Construction & Engineering	0.6
Construction Materials	0.3
Distributors	0.1
Diversified Financials	6.1
Diversified Telecommunications Services	3.9
Electric Utilities	3.3
Electric Equipment	2.0
Electric Equipment & Instruments	2.7
Food & Drug Retailing	0.5
Food Products	2.8
Health Care Providers & Services	0.4
Hotels, Restaurants & Leisure	0.9
Household Durables	2.8
Household Products	0.5
Industrial Conglomerates	0.3
Insurance	6.8
IT Consulting & Services	1.2
Leisure Equipment & Products	0.1
Machinery	1.8
Marine	0.5
Media	0.9
Metals & Mining	4.7
Multiline Retail	0.5
Multi-Utilities	0.6
Office Electronics	0.1
Oil & Gas	9.5
Pharmaceuticals	5.8
Real Estate	2.2
Road & Rail	1.0
Semiconductor Equipment & Products	1.0
Short-term Investments#	17.1
Software	0.6
Specialty Retail	0.9
Textiles & Apparel	0.3
Tobacco	0.1
Water Utilities	0.3
Wireless Telecommunications Services	2.1

TOTAL INVESTMENTS	114.5%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term Investments include short-term obligations and securities lending collateral.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statements of Assets and Liabilities

February 28, 2006 (Unaudited)

Structured Large Cap
Value Fund

Assets:

Investment in securities, at value (identified cost $721,395,175, $853,389,588, $578,854,331, $591,529,582 and $1,597,703,426, respectively)	$804,973,512
Securities lending collateral, at value (cost $13,839,325, $16,552,800, $18,741,150, $87,723,500 and $118,069,939, respectively)	13,839,325
Cash(a)	2,193,663
Foreign currencies, at value (identified cost $729,079, Structured International Equity only)	—
Receivables:
Investment securities sold, at value	—
Fund shares sold	3,438,974
Due from broker(b)	—
Dividends and interest, at value	985,219
Reimbursement from adviser	32,422
Securities lending income	1,543
Foreign tax reclaims, at value	—
Other assets	16,883

Total assets	825,481,541

Liabilities:

Payables:
Investment securities purchased, at value	—
Payable upon return of securities loaned	13,839,325
Fund shares repurchased	1,034,779
Amounts owed to affiliates	439,651
Due to Custodian	—
Variation margin	295,212
Accrued expenses	112,819

Total liabilities	15,721,786

Net Assets:

Paid-in capital	690,992,409
Accumulated undistributed net investment income	2,183,971
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	33,083,149
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	83,500,226

NET ASSETS	$809,759,755

Net Assets:
Class A	$261,736,256
Class B	19,963,078
Class C	21,339,230
Institutional	506,391,582
Service	329,609

Shares Outstanding:
Class A	19,395,191
Class B	1,491,681
Class C	1,592,698
Institutional	37,536,853
Service	24,355

Total shares of beneficial interest outstanding, $.001 par value (unlimited number of shares authorized)	60,040,778

Net asset value, offering and redemption price per share:(c)
Class A	$13.49
Class B	13.38
Class C	13.40
Institutional	13.49
Service	13.53

(a)	Includes restricted cash of $2,140,000, $1,225,000, $1,014,000 and $1,120,000, respectively for the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth and Structured Small Cap Equity Funds relating to initial margin requirements on futures transactions.
(b)	Includes $1,040,383 for the Structured International Equity Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity Funds is $14.28, $32.96, $14.18, $15.31 and $13.90, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured U.S.	Structured Large Cap	Structured Small Cap	Structured International
Equity Fund	Growth Fund	Equity Fund	Equity Fund

$980,863,742	$644,661,489	$688,790,993	$1,815,992,608
16,552,800	18,741,150	87,723,500	118,069,939
1,286,284	1,082,895	1,120,000	—
—	—	—	730,644
—	—	468,355	66,003,460
1,159,529	2,905,904	15,006,142	6,020,851
—	665,418	—	10,714,623
1,442,240	906,932	321,139	1,366,412
66,530	47,518	57,114	34,579
1,148	2,423	43,403	30,244
—	—	—	66,529
18,685	10,284	11,217	18,387

1,001,390,958	669,024,013	793,541,863	2,019,048,276

—	—	—	209,453,641
16,552,800	18,741,150	87,723,500	118,069,939
3,051,932	716,205	1,823,507	744,440
687,634	402,372	542,354	1,187,450
—	—	422,974	—
104,618	—	108,859	—
153,437	131,967	137,292	200,926

20,550,421	19,991,694	90,758,486	329,656,396

875,517,960	845,243,180	582,153,156	1,421,168,815
3,995,093	974,611	1,755,618	991,286
(26,131,257)	(262,977,606)	21,592,033	48,811,320
127,458,741	65,792,134	97,282,570	218,420,459

$980,840,537	$649,032,319	$702,783,377	$1,689,391,880

$522,637,752	$213,017,334	$192,364,263	$449,665,183
92,726,436	54,886,078	18,625,208	9,567,539
37,569,369	26,514,705	27,043,983	6,066,744
317,315,858	354,384,314	431,659,426	1,191,727,322
10,591,122	229,888	33,090,497	32,365,092

16,777,400	15,896,803	13,295,843	34,214,099
3,151,629	4,368,807	1,390,904	735,959
1,282,625	2,109,703	2,011,832	466,402
9,990,202	25,774,160	28,900,816	88,944,776
342,926	17,282	2,313,958	2,456,853

31,544,782	48,166,755	47,913,353	126,818,089

$31.15	$13.40	$14.47	$13.14
29.42	12.56	13.39	13.00
29.29	12.57	13.44	13.01
31.76	13.75	14.94	13.40
30.88	13.30	14.30	13.17

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statements of Operations

For the Six Months Ended February 28, 2006 (Unaudited)

Structured Large Cap
Value Fund(a)

Investment income:

Dividends(b)	$7,700,400
Interest (including securities lending income of $19,334, $22,817, $12,879, $278,804 and $180,247, respectively)	399,394

Total income	8,099,794

Expenses:

Management fees	2,165,436
Distribution and Service fees(c)	482,125
Transfer Agent fees(c)	341,593
Custody and accounting fees	93,401
Service share fees	1,803
Registration fees	39,860
Professional fees	25,825
Printing fees	30,900
Trustee fees	6,990
Other	19,725

Total expenses	3,207,658

Less — expense reductions	(181,746)

Net expenses	3,025,912

NET INVESTMENT INCOME	5,073,882

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain from:
Investment transactions	35,949,113
Futures transactions	1,006,773
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	21,435,623
Futures	109,248
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized gain on investment, futures and foreign currency transactions	58,500,757

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,574,639

(a)	Effective December 30, 2005, the CORE Large Cap Value Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund and CORE International Equity Fund changed their names to Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund and Structured International Equity Fund, respectively.
(b)	For the Structured Small Cap Equity and Structured International Equity Funds, foreign taxes withheld on dividends were $1,453 and $239,249, respectively.
(c)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Structured Large Cap Value Fund	$277,583	$98,532	$106,010	$210,963	$18,721	$20,142	$91,623	$144
Structured U.S. Equity Fund	613,330	489,756	190,351	466,131	93,054	36,167	56,452	2,102
Structured Large Cap Growth Fund	238,993	294,488	143,067	181,634	55,953	27,183	65,115	44
Structured Small Cap Equity Fund	199,378	92,140	127,914	151,526	17,507	24,304	67,165	7,463
Structured International Equity Fund	431,481	42,046	26,140	327,925	7,989	4,967	173,624	5,306

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured U.S.	Structured Large Cap	Structured Small Cap	Structured International
Equity Fund(a)	Growth Fund(a)	Equity Fund(a)	Equity Fund(a)

$8,004,835	$3,569,073	$3,332,911	$5,177,230
165,488	278,921	516,337	1,600,349

8,170,323	3,847,994	3,849,248	6,777,579

2,988,241	1,964,637	2,450,764	5,256,771
1,293,437	676,548	419,432	499,667
653,906	329,929	267,965	519,811
97,205	86,542	87,776	362,358
26,279	558	93,286	66,319
29,313	22,913	16,406	52,583
38,630	33,003	26,225	31,688
33,952	28,400	29,150	33,448
6,990	6,990	6,990	6,990
48,932	12,312	21,021	15,106

5,216,885	3,161,832	3,419,015	6,844,741

(467,413)	(289,109)	(174,793)	(278,052)

4,749,472	2,872,723	3,244,222	6,566,689

3,420,851	975,271	605,026	210,890

26,779,403	18,793,998	34,460,703	60,690,138
205,873	433,454	935,023	6,189,466
—	—	—	87,111

35,015,835	21,692,373	9,782,278	104,802,512
(34,334)	15,137	(56,835)	(22,030)
—	—	—	(162,345)

61,966,777	40,934,962	45,121,169	171,584,852

$65,387,628	$41,910,233	$45,726,195	$171,795,742

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Large Cap Value Fund(c)

	For the
	Six Months Ended	For the
	February 28, 2006	Year Ended
	(Unaudited)	August 31, 2005

From operations:

Net investment income	$5,073,882	$4,870,818
Net realized gain on investment, futures and foreign currency related transactions	36,955,886	25,961,507
Net increase from payments by affiliates for voluntary reimbursements	—	18,876
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	21,544,871	33,596,127

Net increase in net assets resulting from operations	63,574,639	64,447,328

Distributions to shareholders:

From net investment income
Class A Shares	(940,912)	(1,025,718)
Class B Shares	(9,157)	(11,169)
Class C Shares	(13,055)	(14,127)
Institutional Shares	(2,847,586)	(2,753,498)
Service Shares	(2,624)	(4,526)
From net realized gains
Class A Shares	(4,285,315)	(2,342,830)
Class B Shares	(363,911)	(451,577)
Class C Shares	(405,173)	(405,671)
Institutional Shares	(9,199,305)	(3,867,997)
Service Shares	(11,795)	(12,197)

Total distributions to shareholders	(18,078,833)	(10,889,310)

From share transactions:

Proceeds from sales of shares	307,515,125	316,236,675
Proceeds received in connection with merger	—	—
Reinvestment of dividends and distributions	17,929,053	10,736,120
Cost of shares repurchased	(174,440,696)	(99,518,657)

Net increase in net assets resulting from share transactions	151,003,482	227,454,138

TOTAL INCREASE	196,499,288	281,012,156

Net assets:

Beginning of period	613,260,467	332,248,311

End of period	$809,759,755	$613,260,467

Accumulated undistributed net investment income	$2,183,971	$923,423

(a)	Net of $3,180 in redemption fees remitted to the Structured International Equity Fund.
(b)	Net of $6,445 in redemption fees remitted to the Structured International Equity Fund.
(c)	Effective December 30, 2005, the CORE Large Cap Value Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund and CORE International Equity Fund changed their names to Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund and Structured International Equity Fund, respectively.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Structured U.S. Equity Fund(c)		Structured Large Cap Growth Fund(c)		Structured Small Cap Equity Fund(c)		Structured International Equity Fund(c)

For the		For the		For the		For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended	For the	Six Months Ended		For the
February 28, 2006	Year Ended	February 28, 2006	Year Ended	February 28, 2006	Year Ended	February 28, 2006		Year Ended
(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005	(Unaudited)	August 31, 2005	(Unaudited)		August 31, 2005

$3,420,851	$7,033,430	$975,271	$1,077,659	$605,026	$(101,205)	$210,890		$13,698,655
26,985,276	104,510,572	19,227,452	23,507,224	35,395,726	41,546,526	66,966,715		73,385,628

—	23,962	—	400,102	—	110,026	—		—

34,981,501	(13,872,021)	21,707,510	20,077,834	9,725,443	57,076,950	104,618,137		69,369,356

65,387,628	97,695,943	41,910,233	45,062,819	45,726,195	98,632,297	171,795,742		156,453,639

(1,717,006)	(3,420,217)	(61,768)	—	—	—	(2,922,097)		(1,196,017)
—	(41,912)	—	—	—	—	(10,166)		—
—	(52,661)	—	—	—	—	(7,525)		—
(1,696,849)	(1,704,060)	(1,056,728)	—	—	—	(9,610,748)		(4,841,952)
(30,886)	(71,315)	—	—	—	—	(228,125)		(1,256)

—	—	—	—	(11,827,515)	(6,678,795)	(2,262,969)		—
—	—	—	—	(1,546,298)	(1,107,652)	(56,886)		—
—	—	—	—	(2,159,938)	(1,181,208)	(35,333)		—
—	—	—	—	(23,891,296)	(8,958,753)	(5,464,148)		—
—	—	—	—	(2,922,036)	(2,176,185)	(176,662)		—

(3,444,741)	(5,290,165)	(1,118,496)	—	(42,347,083)	(20,102,593)	(20,774,659)		(6,039,225)

117,655,824	166,333,532	231,703,484	262,095,454	227,004,384	333,222,428	608,761,174		635,895,579
—	125,038,947	—	—	—	—	—		45,116,496
2,815,777	5,032,901	1,112,044	—	38,670,220	18,095,444	19,338,652		5,426,787
(105,626,348)	(187,054,388)	(150,717,090)	(123,313,314)	(132,927,658)	(206,052,053)	(115,792,383	)(a)	(212,498,117	)(b)

14,845,253	109,350,992	82,098,438	138,782,140	132,746,946	145,265,819	512,307,443		473,940,745

76,788,140	201,756,770	122,890,175	183,844,959	136,126,058	223,795,523	663,328,526		624,355,159

904,052,397	702,295,627	526,142,144	342,297,185	566,657,319	342,861,796	1,026,063,354		401,708,195

$980,840,537	$904,052,397	$649,032,319	$526,142,144	$702,783,377	$566,657,319	$1,689,391,880		$1,026,063,354

$3,995,093	$4,018,983	$974,611	$1,117,836	$755,618	$1,150,592	$991,286		$13,559,057

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements

February 28, 2006 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund and the Structured International Equity Fund (formerly CORE Large Cap Value Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund and CORE International Equity Fund) collectively, the “Funds” or individually a “Fund”. Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with front-end sales charge of up to 5.50%. Class B shares of the Funds are sold with contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class shares of the Funds are not subject to a sales charge. Such sales loads are paid directly to Goldman Sachs & Co. (“Goldman Sachs”) as distributor of the Funds. Effective December 30, 2005, CORE Large Cap Value Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund and CORE International Equity Fund, changed their names to Structured Large Cap Value Fund, Structured U.S. Equity Fund, Structured Large Cap Growth Fund, Structured Small Cap Equity Fund and the Structured International Equity Fund, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

     Investments in securities traded on foreign securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to taxes.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

D. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Structured Large Cap Value Fund and annually for all other funds. Capital gains distributions, if any, are declared and paid annually for all Funds.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gains, or from tax return of capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends, and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates (for Structured International Equity Fund only) or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank on behalf of the broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

G. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate or physically move liquid assets, on the books of their custodian or to respective counterparty, with a current value equal to or greater than the market value of the corresponding transactions.

H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.

     Pursuant to exemptive relief granted by the Securities and Exchange Commission (the “SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

3. AGREEMENTS

GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equally to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

3. AGREEMENTS (continued)

     GSAM has entered into a fee reduction commitment for the Funds which was implemented on a voluntary basis beginning July 1, 2005 and on a contractual basis as of December 29, 2005 to achieve the rates listed below.

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Structured Large Cap Value	0.60%	First $1 Billion
	0.54	Next $1 Billion
	0.51	Over $2 Billion

Structured U.S. Equity	0.65	First $1 Billion
	0.59	Next $1 Billion
	0.56	Over $2 Billion

Structured Large Cap Growth	0.65	First $1 Billion
	0.59	Next $1 Billion
	0.56	Over $2 Billion

Structured Small Cap Equity	0.85	First $2 Billion
	0.77	Over $2 Billion

Structured International Equity	0.85	First $1 Billion
	0.77	Next $1 Billion
	0.73	Over $2 Billion

     Additionally, effective December 29, 2005, GSAM has voluntarily agreed to waive a portion of its Management fees equal to 0.09%, 0.14%, 0.14%, 0.04% and 0.04% based on the average daily net assets of Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity, respectively.

     GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     Effective December 29, 2005, the Other Expense limitation of the Funds as an annual percentage rate of average daily net assets is 0.004%. Prior to December 29, 2005, the Other Expense limitations for Structured Large Cap Value, Structured U.S. Equity, Structured Large Cap Growth, Structured Small Cap Equity and Structured International Equity were 0.064%, 0.004%, 0.024%, 0.044% and 0.124%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

3. AGREEMENTS (continued)

     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Structured Large Cap Value	$62,900	$—	$—

Structured U.S. Equity	33,100	—	—

Structured Large Cap Growth	11,100	100	—

Structured Small Cap Equity	24,700	100	—

Structured International Equity	92,900	100	—

     Class A, Class B, Class C, Institutional and Service shares of International Equity charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. Redemption fees are reimbursed to the Fund and reflected as a reduction in share redemptions on the Statement of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Fund on a pro rata basis.

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the six months ended February 28, 2006, GSAM has voluntarily waived certain management fees and agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management Fee	Other Expense	Custody Fee	Total Expense
Fund	Waiver	Reimbursement	Reduction	Reductions

Structured Large Cap Value	$116	$64	$2	$182

Structured U.S. Equity	230	236	1	467

Structured Large Cap Growth	149	138	2	289

Structured Small Cap Equity	63	105	7	175

Structured International Equity	198	69	11	278

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

3. AGREEMENTS (continued)

     As of February 28, 2006, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Structured Large Cap Value	$304	$79	$57	$440

Structured U.S. Equity	381	201	106	688

Structured Large Cap Growth	247	103	52	402

Structured Small Cap Equity	423	71	48	542

Structured International Equity	992	94	101	1,187

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended February 28, 2006, were as follows:

Fund	Purchases	Sales and Maturities

Structured Large Cap Value	$581,101,997	$443,842,722

Structured U.S. Equity	449,574,307	432,760,544

Structured Large Cap Growth	378,749,456	323,799,851

Structured Small Cap Equity	419,833,444	345,527,953

Structured International Equity	994,885,633	468,099,944

     During the year ended August 31, 2005, GSAM voluntarily agreed to reimburse the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, and CORE Large Cap Value Funds for $23,962, $400,102, $110,026 and $18,876, respectively, for certain class action settlements in which the Funds were eligible to participate.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.

     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2006, are reported parenthetically under Investment Income on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

5. SECURITIES LENDING (continued)

money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

     The table below details securities lending activity as of, and for the six months ended February 28, 2006:

			Earnings of BGA	Earnings Received
			Relating to	by the Funds	Amount Payable to
	Market Value of	Cash Collateral	Securities Loaned	From Lending to	Goldman Sachs
	Securities on	Received for Loans	for the Six	Goldman Sachs for	Upon Return of
	Loan as of	Outstanding as of	Months Ended	Six Months Ended	Securities Loaned as
Fund	February 28, 2006	February 28, 2006	February 28, 2006	February 28, 2006	of February 28, 2006

Structured Large Cap Value	$13,361,448	$13,839,325	$3,411	$2,107	$—

Structured U.S. Equity	16,050,094	16,552,800	4,026	453	—

Structured Large Cap Growth	17,928,869	18,741,150	2,273	722	104,325

Structured Small Cap Equity	84,157,357	87,723,500	49,198	32,460	12,929,356

Structured International Equity	111,270,914	118,069,939	31,804	34,479	20,372,625

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the six months ended February 28, 2006, the Funds did not have any borrowings under this facility.

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2005, the Funds’ capital loss carryforwards on a tax basis and timing differences were as follows.

	Structured Large	Structured U.S.	Structured Large	Structured	Structured
	Cap Value	Equity	Cap Growth	Small Cap Equity	International Equity

Capital loss carryforward*:
Expiring 2009	$—	$(4,428,298)	$—	$—	$—
Expiring 2010	—	(22,415,823)	(133,308,431)	—	(2,626,726)
Expiring 2011	—	(24,495,433)	(145,633,770)	—	(7,115,820)

Total capital loss carryforward	$—	$(51,339,554)	$(278,942,201)	$—	$(9,742,546)

Timing differences (post-October losses)	$—	$—	$—	$—	$(862,069)

*	Expiration occurs on August 31 of the year indicated. Due to fund mergers, utilization of these losses may be limited under the Internal Revenue Code.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

7. TAX INFORMATION (continued)

     At February 28, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

				Structured	Structured
	Structured Large	Structured U.S.	Structured Large	Small Cap	International
	Cap Value	Equity	Cap Growth	Equity	Equity

Tax Cost	$735,652,875	$871,700,446	$600,888,499	$680,739,722	$1,716,355,034

Gross unrealized gain	88,171,147	136,616,104	73,087,086	106,386,003	221,751,636
Gross unrealized loss	(5,011,185)	(10,900,008)	(10,572,946)	(10,611,232)	(4,044,123)

Net unrealized security gain	$83,159,962	$125,716,096	$62,514,140	$95,774,771	$217,707,513

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on Section 1256 contracts and differences related to passive foreign investment company investments.

8. OTHER MATTERS

     As of February 28, 2006, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 38% and 11% of the outstanding Institutional shares of the Structured U.S. Equity Fund and Structured Small Cap Equity Fund, respectively. In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Funds with amounts greater than 5% as of February 28, 2006 (as a percentage of outstanding Institutional shares):

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Growth and Income	Growth Strategy	Aggressive Growth
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio

Structured Large Cap Value	5%	24%	23%	8%

Structured Large Cap Growth	—	19	21	7

Structured International Equity	—	15	15	7

Mergers and Reorganizations — At a meeting held on August 5, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Golden Oak International Equity into the Goldman Sachs Structured International Equity Fund. The acquisition was completed on September 28, 2004.

     Pursuant to the Agreement, the assets and liabilities of the Golden Oak International Equity (“Acquired Fund”) Institutional Class and Class A were transferred into the Goldman Sachs Structured International Equity (“Survivor Fund”) Institutional Class and Class A, respectively, in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	as of September 28, 2004

Goldman Sachs Structured International Equity Class A/ Golden Oak International Equity Class A	143,778	$1,370,167	174,727

Goldman Sachs Structured International Equity Institutional Class/ Golden Oak International Equity Institutional Class	4,500,559	43,746,329	5,554,976

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

8. OTHER MATTERS (continued)

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Internal Revenue Code.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate
	Aggregate	Aggregate	Acquired	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Fund’s	immediately
	before	before	Unrealized	Capital Loss	after
Survivor/Acquired Funds	acquisition	acquisition	Appreciation	Carryforward	acquisition

Goldman Sachs Structured International Equity/ Golden Oak International Equity	$414,212,685	$45,116,496	$3,622,910	$(4,590,913)	$459,329,181

     At a meeting held on November 4, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Agreement”) providing for the tax-free acquisition of the Expedition Equity Fund into the Goldman Sachs Structured U.S. Equity Fund. The acquisition was completed on February 28, 2005.

     Pursuant to the Agreement, the assets and liabilities of the Expedition Equity (“Acquired Fund”) Institutional Class, Class A and Class B were transferred into the Goldman Sachs Structured U.S. Equity (“Survivor”) Institutional Class, Class A and Class B, respectively, in a tax-free exchange as follows:

			Acquired Fund’s
	Exchanged Shares	Value of	Shares Outstanding as
Survivor/Acquired Fund	of Survivor Issued	Exchanged Shares	of February 25, 2005

Goldman Sachs Structured U.S. Equity Class A/ Expedition Equity Class A	234,940	$6,634,688	799,756

Goldman Sachs Structured U.S. Equity Class B/ Expedition Equity Class B	522,540	13,993,554	1,770,335

Goldman Sachs Structured U.S. Equity Institutional Class/ Expedition Equity Institutional Class	3,631,659	104,410,705	12,455,438

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s			Aggregate
	Aggregate	Aggregate	Acquired	Acquired	Net Assets
	Net Assets	Net Assets	Fund’s	Funds’	immediately
	before	before	Unrealized	Capital Loss	after
Survivor/Acquired Fund	acquisition	acquisition	Appreciation	Carryforward	acquisition

Goldman Sachs Structured U.S. Equity/Expedition Equity	$791,212,862	$125,038,947	$18,353,229	$(79,989,096)	$916,251,809

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Goldman Sachs Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Funds in this report, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

8. OTHER MATTERS (continued)

complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the ”Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s officers and trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. district Court. On February 22, 2006, the plaintiffs appealed this decision.

     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

9. SUBSEQUENT EVENT

     At a meeting held on December 14, 2005, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization which provides for the reorganization of the First Funds’ Core Equity Portfolio into the Structured U.S. Equity Fund as well as the First Funds’ Capital Appreciation Portfolio into the Structured Small Cap Equity Fund. On April 7, 2006, the Board of Trustees of the Trust approved certain amendments to this Agreement and Plan of Reorganization. It is expected that the reorganization will take place in June 2006.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured Large Cap Value

	For the Six Months Ended		For the Year Ended
	February 28, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,678,726	$100,070,316	8,442,890	$102,286,779
Shares issued in connection with merger	—	—	—	—
Shares converted from Class B(a)	39,663	510,184	29,581	360,703
Reinvestment of dividends and distributions	398,231	5,163,763	275,453	3,308,458
Shares repurchased	(3,408,859)	(45,254,870)	(3,064,759)	(36,828,135)

	4,707,761	60,489,393	5,683,165	69,127,805

Class B Shares
Shares sold	115,322	1,488,244	223,430	2,676,204
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	25,104	323,580	33,408	399,119
Shares converted to Class A(a)	(40,004)	(510,184)	(29,825)	(360,703)
Shares repurchased	(235,623)	(3,044,298)	(392,351)	(4,713,426)

	(135,201)	(1,742,658)	(165,338)	(1,998,806)

Class C Shares
Shares sold	249,763	3,228,860	574,083	6,868,263
Reinvestment of dividends and distributions	29,848	385,021	32,914	393,527
Shares repurchased	(327,133)	(4,259,430)	(504,742)	(6,075,965)

	(47,522)	(645,549)	102,255	1,185,825

Institutional Shares
Shares sold	15,573,339	202,592,105	16,747,719	204,004,866
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	929,588	12,043,567	552,422	6,619,164
Shares repurchased	(9,298,899)	(121,218,636)	(4,428,406)	(51,716,817)

	7,204,028	93,417,036	12,871,735	158,907,213

Service Shares
Shares sold	10,162	135,600	33,319	400,563
Reinvestment of dividends and distributions	1,009	13,122	1,317	15,852
Shares repurchased	(49,588)	(663,462)	(15,480)	(184,314)

	(38,417)	(514,740)	19,156	232,101

NET INCREASE	11,690,649	$151,003,482	18,510,973	$227,454,138

(a)	Class B Shares will automatically convert to Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Structured U.S. Equity				Structured Large Cap Growth

For the Six Months Ended		For the Year Ended		For the Six Months Ended		For the Year Ended
February 28, 2006		August 31, 2005		February 28, 2006		August 31, 2005

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,925,578	$58,489,213	3,817,252	$106,115,210	5,405,069	$69,811,756	6,107,993	$73,626,115

—	—	234,940	6,634,688	—	—	—	—
184,972	5,492,499	195,024	5,372,733	212,111	2,707,290	88,745	1,052,643
54,043	1,639,135	116,505	3,286,613	4,541	59,855	—	—
(1,769,082)	(53,127,715)	(3,412,663)	(94,828,489)	(3,013,556)	(39,796,626)	(3,768,736)	(44,490,893)

395,511	12,493,132	951,058	26,580,755	2,608,165	32,782,275	2,428,002	30,187,865

63,929	1,825,695	200,079	5,224,404	64,695	792,445	177,675	2,011,348
—	—	522,540	13,993,554	—	—	—	—
—	—	1,419	38,000	—	—	—	—
(195,760)	(5,492,499)	(205,980)	(5,372,733)	(225,677)	(2,707,290)	(94,046)	(1,052,643)
(662,575)	(18,750,528)	(1,307,824)	(34,212,836)	(1,021,539)	(12,378,109)	(2,003,340)	(22,604,976)

(794,406)	(22,417,332)	(789,766)	(20,329,611)	(1,182,521)	(14,292,954)	(1,919,711)	(21,646,271)

97,745	2,773,387	301,821	7,880,311	116,241	1,428,660	158,700	1,793,715
—	—	1,789	47,717	—	—	—	—
(216,195)	(6,165,793)	(493,515)	(12,925,965)	(518,590)	(6,428,829)	(764,504)	(8,662,729)

(118,450)	(3,392,406)	(189,905)	(4,997,937)	(402,349)	(5,000,169)	(605,804)	(6,869,014)

1,692,119	52,287,513	1,504,363	43,409,655	12,029,279	159,659,389	14,878,459	184,619,266
—	—	3,631,659	104,410,705	—	—	—	—
37,172	1,148,613	55,473	1,591,529	77,883	1,052,189	—	—
(810,018)	(24,847,279)	(1,462,411)	(41,242,690)	(6,811,828)	(92,090,649)	(4,008,711)	(47,339,167)

919,273	28,588,847	3,729,084	108,169,199	5,295,334	68,620,929	10,869,748	137,280,099

76,076	2,280,016	134,243	3,703,952	871	11,234	3,781	45,010
932	28,029	2,468	69,042	—	—	—	—
(91,715)	(2,735,033)	(139,080)	(3,844,408)	(1,872)	(22,877)	(18,179)	(215,549)

(14,707)	(426,988)	(2,369)	(71,414)	(1,001)	(11,643)	(14,398)	(170,539)

387,221	$14,845,253	3,698,102	$109,350,992	6,317,628	$82,098,438	10,757,837	$138,782,140

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2006 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured Small Cap Equity

	For the Six Months Ended		For the Year Ended
	February 28, 2006		August 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,468,259	$63,806,505	5,800,199	$77,871,561
Shares issued in connection with merger	—	—	—	—
Shares converted from Class B(a)	53,477	749,597	14,332	186,045
Reinvestment of dividends and distributions	813,060	11,244,622	477,055	6,249,416
Shares repurchased	(2,685,284)	(37,970,301)	(5,013,806)	(67,263,693)

	2,649,512	37,830,423	1,277,780	17,043,329

Class B Shares

Shares sold	76,418	1,020,463	204,747	2,590,389
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	106,848	1,369,787	81,647	1,005,077
Shares converted to Class A(a)	(57,480)	(749,597)	(15,234)	(186,045)
Shares repurchased	(173,280)	(2,304,502)	(531,641)	(6,667,472)

	(47,494)	(663,849)	(260,481)	(3,258,051)

Class C Shares

Shares sold	432,941	5,766,108	637,975	8,111,339
Reinvestment of dividends and distributions	152,758	1,965,990	85,890	1,060,746
Shares repurchased	(399,603)	(5,292,036)	(701,355)	(8,821,128)

	186,096	2,440,062	22,510	350,957

Institutional Shares

Shares sold	10,356,620	151,044,343	16,915,181	233,298,330
Shares issued in connection with merger	—	—	—	—
Reinvestment of dividends and distributions	1,580,760	22,541,641	646,629	8,684,223
Shares repurchased	(5,033,223)	(75,108,616)	(7,148,812)	(99,558,812)

	6,904,157	98,477,368	10,412,998	142,423,741

Service Shares

Shares sold	384,311	5,366,965	857,491	11,350,809
Reinvestment of dividends and distributions	113,254	1,548,180	84,436	1,095,982
Shares repurchased	(851,356)	(12,252,203)	(1,786,301)	(23,740,948)

	(353,791)	(5,337,058)	(844,374)	(11,294,157)

NET INCREASE	9,338,480	$132,746,946	10,608,433	$145,265,819

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Structured International Equity

For the Six Months Ended		For the Year Ended
February 28, 2006		August 31, 2005

Shares	Dollars	Shares	Dollars

12,078,405	$150,269,805	16,693,893	$179,600,914
—	—	143,778	1,370,167
28,803	350,612	11,411	119,709
408,328	4,969,353	107,079	1,120,041
(3,403,274)	(41,520,629)	(5,577,909)	(60,404,374)

9,112,262	114,069,141	11,378,252	121,806,457

181,927	2,240,190	193,712	2,067,416
—	—	—	—
5,222	62,977	—	—
(29,163)	(350,612)	(11,549)	(119,709)
(122,474)	(1,489,964)	(165,944)	(1,755,991)

35,512	462,591	16,219	191,716

68,008	834,988	136,148	1,452,028
3,061	36,944	—	—
(22,802)	(274,556)	(117,796)	(1,251,939)

48,267	597,376	18,352	200,089

34,994,066	447,319,513	39,786,594	430,630,065
—	—	4,500,559	43,746,329
1,135,451	14,079,590	404,691	4,305,919
(5,603,532)	(70,917,700)	(13,240,749)	(147,797,277)

30,525,985	390,481,403	31,451,095	330,885,036

657,658	8,096,678	2,010,483	22,145,156
15,544	189,788	78	827
(128,575)	(1,589,534)	(113,395)	(1,288,536)

544,627	6,696,932	1,897,166	20,857,447

40,266,653	$512,307,443	44,761,084	$473,940,745

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$12.69	$0.08	$1.02	$1.10	$(0.06)	$(0.24)	$(0.30)
2006 - B	12.59	0.03	1.01	1.04	(0.01)	(0.24)	(0.25)
2006 - C	12.60	0.03	1.02	1.05	(0.01)	(0.24)	(0.25)
2006 - Institutional	12.69	0.11	1.01	1.12	(0.08)	(0.24)	(0.32)
2006 - Service	12.73	0.07	1.02	1.09	(0.05)	(0.24)	(0.29)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	11.15	0.12	1.76	1.88	(0.09)	(0.25)	(0.34)
2005 - B	11.06	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - C	11.07	0.03	1.76	1.79	(0.01)	(0.25)	(0.26)
2005 - Institutional	11.14	0.17	1.77	1.94	(0.14)	(0.25)	(0.39)
2005 - Service	11.18	0.11	1.77	1.88	(0.08)	(0.25)	(0.33)

2004 - A	9.48	0.04	1.75	1.79	(0.12)	—	(0.12)
2004 - B	9.40	(0.04)	1.74	1.70	(0.04)	—	(0.04)
2004 - C	9.42	(0.04)	1.73	1.69	(0.04)	—	(0.04)
2004 - Institutional	9.47	0.09	1.74	1.83	(0.16)	—	(0.16)
2004 - Service	9.50	0.03	1.76	1.79	(0.11)	—	(0.11)

2003 - A	8.74	0.10	0.74	0.84	(0.10)	—	(0.10)
2003 - B	8.67	0.03	0.73	0.76	(0.03)	—	(0.03)
2003 - C	8.68	0.03	0.74	0.77	(0.03)	—	(0.03)
2003 - Institutional	8.74	0.13	0.73	0.86	(0.13)	—	(0.13)
2003 - Service	8.74	0.09	0.74	0.83	(0.07)	—	(0.07)

2002 - A	10.31	0.07	(1.57)	(1.50)	(0.07)	—	(0.07)
2002 - B	10.24	— (c)	(1.56)	(1.56)	(0.01)	—	(0.01)
2002 - C	10.25	— (c)	(1.56)	(1.56)	(0.01)	—	(0.01)
2002 - Institutional	10.31	0.11	(1.57)	(1.46)	(0.11)	—	(0.11)
2002 - Service	10.31	0.07	(1.58)	(1.51)	(0.06)	—	(0.06)

2001 - A	10.81	0.07	(0.42)	(0.35)	(0.09)	(0.06)	(0.15)
2001 - B	10.75	(0.01)	(0.42)	(0.43)	(0.02)	(0.06)	(0.08)
2001 - C	10.76	(0.01)	(0.42)	(0.43)	(0.02)	(0.06)	(0.08)
2001 - Institutional	10.82	0.11	(0.43)	(0.32)	(0.13)	(0.06)	(0.19)
2001 - Service	10.81	0.06	(0.42)	(0.36)	(0.08)	(0.06)	(0.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.49	8.74%	$261,736	1.05	%(d)	1.19	%(d)	1.10	%(d)	1.14	%(d)	63%
13.38	8.30	19,963	1.80	(d)	0.44	(d)	1.85	(d)	0.39	(d)	63
13.40	8.39	21,339	1.80	(d)	0.44	(d)	1.85	(d)	0.39	(d)	63
13.49	8.94	506,392	0.65	(d)	1.59	(d)	0.70	(d)	1.54	(d)	63
13.53	8.63	330	1.15	(d)	1.09	(d)	1.20	(d)	1.04	(d)	63

12.69	17.13	186,441	1.10		0.99		1.14		0.95		132
12.59	16.32	20,479	1.85		0.22		1.89		0.18		132
12.60	16.32	20,666	1.85		0.22		1.89		0.18		132
12.69	17.69	384,875	0.70		1.39		0.74		1.35		132
12.73	17.06	799	1.20		0.87		1.24		0.83		132

11.15	18.93	100,374	1.10		0.95		1.15		0.90		154
11.06	18.09	19,819	1.85		0.19		1.90		0.14		154
11.07	17.97	17,027	1.85		0.19		1.90		0.14		154
11.14	19.41	194,541	0.70		1.36		0.75		1.31		154
11.18	18.89	487	1.20		0.84		1.25		0.79		154

9.48	9.70	79,866	1.11		1.13		1.22		1.02		102
9.40	8.83	18,077	1.86		0.38		1.97		0.27		102
9.42	8.95	13,798	1.86		0.37		1.97		0.26		102
9.47	10.03	145,059	0.71		1.52		0.82		1.41		102
9.50	9.58	327	1.21		1.02		1.32		0.91		102

8.74	(14.61)	76,472	1.11		0.76		1.20		0.67		112
8.67	(15.28)	18,828	1.86		0.00		1.95		(0.09)		112
8.68	(15.26)	12,533	1.86		0.01		1.95		(0.08)		112
8.74	(14.25)	108,613	0.71		1.15		0.80		1.06		112
8.74	(14.70)	281	1.21		0.72		1.30		0.63		112

10.31	(3.32)	89,861	1.10		0.64		1.17		0.57		70
10.24	(4.08)	22,089	1.85		(0.11)		1.92		(0.18)		70
10.25	(4.07)	15,222	1.85		(0.11)		1.92		(0.18)		70
10.31	(3.03)	132,684	0.70		1.04		0.77		0.97		70
10.31	(3.43)	56	1.20		0.52		1.27		0.45		70

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$29.13	$0.11	$2.02	$2.13	$(0.11)	$—	$(0.11)
2006 - B	27.52	— (d)	1.90	1.90	—	—	—
2006 - C	27.39	— (d)	1.90	1.90	—	—	—
2006 - Institutional	29.72	0.18	2.04	2.22	(0.18)	—	(0.18)
2006 - Service	28.88	0.10	1.99	2.09	(0.09)	—	(0.09)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	25.81	0.26 (c)	3.28	3.54	(0.22)	—	(0.22)
2005 - B	24.39	0.05 (c)	3.09	3.14	(0.01)	—	(0.01)
2005 - C	24.30	0.05 (c)	3.07	3.12	(0.03)	—	(0.03)
2005 - Institutional	26.32	0.36 (c)	3.37	3.73	(0.33)	—	(0.33)
2005 - Service	25.60	0.23 (c)	3.25	3.48	(0.20)	—	(0.20)

2004 - A	22.57	0.11	3.20	3.31	(0.07)	—	(0.07)
2004 - B	21.42	(0.08)	3.05	2.97	—	—	—
2004 - C	21.34	(0.08)	3.04	2.96	—	—	—
2004 - Institutional	23.00	0.21	3.27	3.48	(0.16)	—	(0.16)
2004 - Service	22.40	0.08	3.19	3.27	(0.07)	—	(0.07)

2003 - A	20.18	0.09	2.31	2.40	(0.01)	—	(0.01)
2003 - B	19.28	(0.06)	2.20	2.14	—	—	—
2003 - C	19.20	(0.06)	2.20	2.14	—	—	—
2003 - Institutional	20.57	0.17	2.37	2.54	(0.11)	—	(0.11)
2003 - Service	20.03	0.07	2.30	2.37	—	—	—

2002 - A	24.30	0.04	(4.16)	(4.12)	—	—	—
2002 - B	23.39	(0.13)	(3.98)	(4.11)	—	—	—
2002 - C	23.29	(0.12)	(3.97)	(4.09)	—	—	—
2002 - Institutional	24.68	0.14	(4.25)	(4.11)	—	—	—
2002 - Service	24.15	0.02	(4.14)	(4.12)	—	—	—

2001 - A	36.77	0.01	(8.96)	(8.95)	(0.06)	(3.46)	(3.52)
2001 - B	35.71	(0.19)	(8.67)	(8.86)	—	(3.46)	(3.46)
2001 - C	35.59	(0.19)	(8.65)	(8.84)	—	(3.46)	(3.46)
2001 - Institutional	37.30	0.13	(9.09)	(8.96)	(0.20)	(3.46)	(3.66)
2001 - Service	36.54	(0.01)	(8.91)	(8.92)	(0.01)	(3.46)	(3.47)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the period of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.10 per share and .037% of average net assets.
(d)	Amount is less than $0.005
(e)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

							Ratios assuming no expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$31.15	7.31%	$522,638	1.04	%(e)	0.73	%(e)	1.15	%(e)	0.63	%(e)	47%
29.42	6.90	92,727	1.79	(e)	(0.02	)(e)	1.90	(e)	(0.12	)(e)	47
29.29	6.94	37,569	1.79	(e)	(0.02	) (e)	1.90	(e)	(0.12	)(e)	47
31.76	7.53	317,316	0.64	(e)	1.13	(e)	0.75	(e)	1.03	(e)	47
30.88	7.24	10,591	1.14	(e)	0.63	(e)	1.25	(e)	0.53	(e)	47

29.13	13.75	477,204	1.09		0.93	(c)	1.19		0.83	(c)	142
27.52	12.87	108,595	1.84		0.19	(c)	1.94		0.09	(c)	142
27.39	12.86	38,380	1.84		0.20	(c)	1.94		0.10	(c)	142
29.72	14.16	269,545	0.69		1.23	(c)	0.79		1.13	(c)	142
28.88	13.61	10,328	1.15		0.84	(c)	1.25		0.74	(c)	142

25.81	14.71	398,346	1.13		0.43		1.25		0.31		112
24.39	13.87	115,492	1.88		(0.32)		2.00		(0.44)		112
24.30	13.87	38,656	1.88		(0.32)		2.00		(0.44)		112
26.32	15.18	140,587	0.73		0.83		0.85		0.71		112
25.60	14.60	9,215	1.23		0.33		1.35		0.21		112

22.57	11.90	351,673	1.15		0.44		1.26		0.33		74
21.42	11.10	118,993	1.90		(0.31)		2.01		(0.42)		74
21.34	11.15	36,546	1.90		(0.31)		2.01		(0.42)		74
23.00	12.40	131,457	0.75		0.84		0.86		0.73		74
22.40	11.83	7,717	1.25		0.34		1.36		0.23		74

20.18	(16.95)	340,934	1.14		0.19		1.24		0.09		74
19.28	(17.57)	125,243	1.89		(0.57)		1.99		(0.67)		74
19.20	(17.56)	36,223	1.89		(0.56)		1.99		(0.66)		74
20.57	(16.65)	163,439	0.74		0.59		0.84		0.49		74
20.03	(17.06)	6,484	1.24		0.09		1.34		(0.01)		74

24.30	(25.96)	471,445	1.14		0.04		1.23		(0.05)		54
23.39	(26.49)	184,332	1.89		(0.70)		1.98		(0.79)		54
23.29	(26.53)	45,841	1.89		(0.70)		1.98		(0.79)		54
24.68	(25.66)	255,400	0.74		0.45		0.83		0.36		54
24.15	(26.02)	8,319	1.24		(0.05)		1.33		(0.14)		54

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$12.55	$0.01		$0.84	$0.85	$— (g)	$—	$— (g)
2006 - B	11.81	(0.05)		0.80	0.75	—	—	—
2006 - C	11.81	(0.06)		0.82	0.76	—	—	—
2006 - Institutional	12.89	0.11		0.79	0.90	(0.04)	—	(0.04)
2006 - Service	12.43	—	(g)	0.87	0.87	—	—	—
FOR THE YEARS ENDED AUGUST 31,

2005 - A	11.13	0.04	(c)	1.38 (d)	1.42	—	—	—
2005 - B	10.55	(0.04	)(c)	1.30 (d)	1.26	—	—	—
2005 - C	10.55	(0.04	)(c)	1.30 (d)	1.26	—	—	—
2005 - Institutional	11.38	0.08	(c)	1.43 (d)	1.51	—	—	—
2005 - Service	11.04	0.04	(c)	1.35 (d)	1.39	—	—	—

2004 - A	10.33	(0.01)		0.81	0.80	—	—	—
2004 - B	9.87	(0.09)		0.77	0.68	—	—	—
2004 - C	9.87	(0.09)		0.77	0.68	—	—	—
2004 - Institutional	10.52	0.03		0.83	0.86	—	—	—
2004 - Service	10.26	(0.02)		0.80	0.78	—	—	—

2003 - A	9.06	(0.01)		1.28	1.27	—	—	—
2003 - B	8.72	(0.07)		1.22	1.15	—	—	—
2003 - C	8.72	(0.07)		1.22	1.15	—	—	—
2003 - Institutional	9.19	0.03		1.30	1.33	—	—	—
2003 - Service	9.01	(0.02)		1.27	1.25	—	—	—

2002 - A	11.51	(0.03)		(2.38)	(2.41)	—	(0.04)	(0.04)
2002 - B	11.16	(0.11)		(2.29)	(2.40)	—	(0.04)	(0.04)
2002 - C	11.17	(0.11)		(2.30)	(2.41)	—	(0.04)	(0.04)
2002 - Institutional	11.63	0.01		(2.41)	(2.40)	—	(0.04)	(0.04)
2002 - Service	11.45	(0.04)		(2.36)	(2.40)	—	(0.04)	(0.04)

2001 - A	22.66	(0.09)		(9.97)	(10.06)	(0.02)	(1.07)	(1.09)
2001 - B	22.14	(0.20)		(9.71)	(9.91)	—	(1.07)	(1.07)
2001 - C	22.15	(0.20)		(9.71)	(9.91)	—	(1.07)	(1.07)
2001 - Institutional	22.87	(0.02)		(10.06)	(10.08)	(0.09)	(1.07)	(1.16)
2001 - Service	22.55	(0.10)		(9.93)	(10.03)	—	(1.07)	(1.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.30% of average net assets.
(d)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(e)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 12.67%, 11.85%, 11.85%, 13.18% and 12,50% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
(f)	Annualized.
(g)	Amount is less than $0.005 per share.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.40	6.81%	$213,017	1.06	%(f)	0.22	%(f)	1.15	%(f)	0.12	%(f)	55%
12.56	6.35	54,886	1.81	(f)	(0.53	)(f)	1.90	(f)	(0.63	)(f)	55
12.57	6.44	26,515	1.81	(f)	(0.53	)(f)	1.90	(f)	(0.63	)(f)	55
13.75	6.98	354,384	0.66	(f)	0.62	(f)	0.75	(f)	0.52	(f)	55
13.30	7.00	230	1.16	(f)	0.12	(f)	1.25	(f)	0.02	(f)	55

12.55	12.76 (e)	166,792	1.11		0.37	(c)	1.24		0.24	(c)	146
11.81	11.94 (e)	65,545	1.86		(0.32	)(c)	1.99		(0.45	)(c)	146
11.81	11.94 (e)	29,672	1.86		(0.32	)(c)	1.99		(0.45	)(c)	146
12.89	13.27 (e)	263,906	0.71		0.65	(c)	0.84		0.52	(c)	146
12.43	12.59 (e)	227	1.21		0.38	(c)	1.34		0.25	(c)	146

11.13	7.74	120,872	1.15		(0.10)		1.29		(0.24)		149
10.55	6.89	78,810	1.90		(0.85)		2.04		(0.99)		149
10.55	6.89	32,901	1.90		(0.85)		2.04		(0.99)		149
11.38	8.17	109,353	0.75		0.31		0.89		0.17		149
11.04	7.60	361	1.25		(0.20)		1.39		(0.34)		149

10.33	14.02	127,317	1.18		(0.07)		1.31		(0.20)		119
9.87	13.19	91,084	1.93		(0.82)		2.06		(0.95)		119
9.87	13.19	36,553	1.93		(0.82)		2.06		(0.95)		119
10.52	14.47	114,524	0.78		0.33		0.91		0.20		119
10.26	13.87	410	1.28		(0.17)		1.41		(0.30)		119

9.06	(21.04)	139,593	1.17		(0.32)		1.27		(0.42)		113
8.72	(21.61)	99,959	1.92		(1.06)		2.02		(1.16)		113
8.72	(21.68)	41,627	1.92		(1.07)		2.02		(1.17)		113
9.19	(20.74)	131,590	0.77		0.08		0.87		(0.02)		113
9.01	(21.06)	409	1.27		(0.41)		1.37		(0.51)		113

11.51	(45.97)	246,785	1.16		(0.57)		1.24		(0.65)		68
11.16	(46.37)	167,469	1.91		(1.32)		1.99		(1.40)		68
11.17	(46.35)	77,398	1.91		(1.32)		1.99		(1.40)		68
11.63	(45.73)	201,935	0.76		(0.15)		0.84		(0.23)		68
11.45	(46.05)	1,316	1.26		(0.68)		1.34		(0.76)		68

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$14.55	$— (c)	$1.06	$1.06	$—	$(1.14)	$(1.14)
2006 - B	13.60	(0.05)	0.98	0.93	—	(1.14)	(1.14)
2006 - C	13.64	(0.05)	0.99	0.94	—	(1.14)	(1.14)
2006 - Institutional	14.95	0.03	1.10	1.13	—	(1.14)	(1.14)
2006 - Service	14.40	— (c)	1.04	1.04	—	(1.14)	(1.14)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	12.24	(0.02)	3.02	3.00	—	(0.69)	(0.69)
2005 - B	11.56	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - C	11.60	(0.11)	2.84	2.73	—	(0.69)	(0.69)
2005 - Institutional	12.52	0.04	3.08	3.12	—	(0.69)	(0.69)
2005 - Service	12.13	(0.03)	2.99	2.96	—	(0.69)	(0.69)

2004 - A	11.61	(0.04)	1.38	1.34	(0.02)	(0.69)	(0.71)
2004 - B	11.06	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - C	11.10	(0.13)	1.32	1.19	—	(0.69)	(0.69)
2004 - Institutional	11.84	0.01	1.41	1.42	(0.05)	(0.69)	(0.74)
2004 - Service	11.53	(0.05)	1.36	1.31	(0.02)	(0.69)	(0.71)

2003 - A	9.36	0.02	2.23	2.25	—	—	—
2003 - B	8.99	(0.05)	2.12	2.07	—	—	—
2003 - C	9.01	(0.05)	2.14	2.09	—	—	—
2003 - Institutional	9.51	0.06	2.27	2.33	—	—	—
2003 - Service	9.30	0.01	2.22	2.23	—	—	—

2002 - A	10.59	— (c)	(0.83)	(0.83)	—	(0.40)	(0.40)
2002 - B	10.26	(0.08)	(0.79)	(0.87)	—	(0.40)	(0.40)
2002 - C	10.29	(0.07)	(0.81)	(0.88)	—	(0.40)	(0.40)
2002 - Institutional	10.76	0.04	(0.85)	(0.81)	(0.04)	(0.40)	(0.44)
2002 - Service	10.55	0.01	(0.84)	(0.83)	(0.02)	(0.40)	(0.42)

2001 - A	12.90	0.01	(1.12)	(1.11)	—	(1.20)	(1.20)
2001 - B	12.63	(0.07)	(1.10)	(1.17)	—	(1.20)	(1.20)
2001 - C	12.66	(0.07)	(1.10)	(1.17)	—	(1.20)	(1.20)
2001 - Institutional	13.03	0.05	(1.12)	(1.07)	—	(1.20)	(1.20)
2001 - Service	12.87	— (c)	(1.12)	(1.12)	—	(1.20)	(1.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$14.47	7.70%	$192,364	1.29	%(d)	0.04	%(d)	1.36	%(d)	(0.02	)%(d)	60%
13.39	7.27	18,625	2.04	(d)	(0.71	)(d)	2.11	(d)	(0.77	)(d)	60
13.44	7.32	27,044	2.04	(d)	(0.71	)(d)	2.11	(d)	(0.77	)(d)	60
14.94	7.90	431,659	0.89	(d)	0.44	(d)	0.96	(d)	0.38	(d)	60
14.30	7.64	33,090	1.39	(d)	(0.06	)(d)	1.46	(d)	(0.12	)(d)	60

14.55	24.97	154,877	1.33		(0.15)		1.41		(0.23)		149
13.60	24.07	19,555	2.08		(0.89)		2.16		(0.97)		149
13.64	24.09	24,901	2.08		(0.90)		2.16		(0.98)		149
14.95	25.57	328,912	0.93		0.25		1.01		0.17		149
14.40	24.86	38,412	1.43		(0.26)		1.51		(0.34)		149

12.24	11.87	114,684	1.33		(0.30)		1.43		(0.40)		153
11.56	11.08	19,642	2.08		(1.04)		2.18		(1.14)		153
11.60	11.05	20,915	2.08		(1.05)		2.18		(1.15)		153
12.52	12.31	145,003	0.93		0.10		1.03		—		153
12.13	11.79	42,618	1.43		(0.40)		1.53		(0.50)		153

11.61	24.04	89,340	1.34		0.25		1.52		0.07		149
11.06	23.03	19,408	2.09		(0.51)		2.27		(0.69)		149
11.10	23.09	16,463	2.09		(0.51)		2.27		(0.69)		149
11.84	24.50	111,957	0.94		0.65		1.12		0.47		149
11.53	23.87	40,775	1.44		0.15		1.62		(0.03)		149

9.36	(8.20)	57,014	1.34		0.01		1.58		(0.23)		136
8.99	(8.88)	16,854	2.09		(0.74)		2.33		(0.98)		136
9.01	(8.95)	11,504	2.09		(0.74)		2.33		(0.98)		136
9.51	(7.93)	57,683	0.94		0.39		1.18		0.15		136
9.30	(8.27)	28,999	1.44		0.15		1.68		(0.09)		136

10.59	(8.64)	50,093	1.33		0.09		1.59		(0.17)		85
10.26	(9.35)	16,125	2.08		(0.66)		2.34		(0.92)		85
10.29	(9.32)	8,885	2.08		(0.66)		2.34		(0.92)		85
10.76	(8.28)	62,794	0.93		0.48		1.19		0.22		85
10.55	(8.75)	201	1.43		0.03		1.69		(0.23)		85

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year-Share Class	of period	(loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2006 - A	$11.70	$(0.01)	$1.64	$1.63	$(0.11)	$(0.08)	$(0.19)
2006 - B	11.53	(0.06)	1.63	1.57	(0.01)	(0.08)	(0.09)
2006 - C	11.54	(0.06)	1.63	1.57	(0.02)	(0.08)	(0.10)
2006 - Institutional	11.93	0.01	1.69	1.70	(0.14)	(0.08)	(0.22)
2006 - Service	11.73	(0.02)	1.65	1.63	(0.11)	(0.08)	(0.19)
FOR THE YEARS ENDED AUGUST 31,

2005 - A	9.49	0.18	2.10	2.28	(0.07)	—	(0.07)
2005 - B	9.37	0.08	2.08	2.16	—	—	—
2005 - C	9.37	0.08	2.09	2.17	—	—	—
2005 - Institutional	9.68	0.22	2.14	2.36	(0.11)	—	(0.11)
2005 - Service	9.54	0.29	1.98	2.27	(0.08)	—	(0.08)

2004 - A	7.66	0.10	1.80	1.90	(0.07)	—	(0.07)
2004 - B	7.56	0.04	1.80	1.84	(0.03)	—	(0.03)
2004 - C	7.56	0.04	1.79	1.83	(0.02)	—	(0.02)
2004 - Institutional	7.80	0.15	1.84	1.99	(0.11)	—	(0.11)
2004 - Service	7.70	0.15	1.77	1.92	(0.08)	—	(0.08)

2003 - A	7.35	0.08	0.28	0.36	(0.05)	—	(0.05)
2003 - B	7.24	0.04	0.28	0.32	— (d)	—	— (d)
2003 - C	7.25	0.04	0.28	0.32	(0.01)	—	(0.01)
2003 - Institutional	7.49	0.12	0.29	0.41	(0.10)	—	(0.10)
2003 - Service	7.39	0.10	0.27	0.37	(0.06)	—	(0.06)

2002 - A	8.38	0.03	(1.06)	(1.03)	—	—	—
2002 - B	8.29	(0.01)	(1.04)	(1.05)	—	—	—
2002 - C	8.30	(0.01)	(1.04)	(1.05)	—	—	—
2002 - Institutional	8.50	0.08	(1.07)	(0.99)	(0.02)	—	(0.02)
2002 - Service	8.41	0.05	(1.07)	(1.02)	—	—	—

2001 - A	11.32	— (d)	(2.35)	(2.35)	(0.04)	(0.55)	(0.59)
2001 - B	11.22	(0.04)	(2.34)	(2.38)	—	(0.55)	(0.55)
2001 - C	11.23	(0.04)	(2.34)	(2.38)	—	(0.55)	(0.55)
2001 - Institutional	11.48	0.07	(2.39)	(2.32)	(0.11)	(0.55)	(0.66)
2001 - Service	11.36	0.02	(2.36)	(2.34)	(0.06)	(0.55)	(0.61)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.14	14.04%	$449,665	1.31	%(c)	(0.23	)%(c)	1.36	%(c)	(0.28	)%(c)	38%
13.00	13.65	9,568	2.06	(c)	(0.98	)(c)	2.11	(c)	(1.03	)(c)	38
13.01	13.66	6,067	2.06	(c)	(0.98	)(c)	2.11	(c)	(1.03	)(c)	38
13.40	14.36	1,191,727	0.91	(c)	0.17	(c)	0.96	(c)	0.12	(c)	38
13.17	14.00	32,365	1.41	(c)	(0.33	)(c)	1.46	(c)	(0.38	)(c)	38

11.70	24.12	293,591	1.39		1.64		1.40		1.63		73
11.53	23.05	8,075	2.14		0.75		2.15		0.74		73
11.54	23.16	4,824	2.14		0.75		2.15		0.74		73
11.93	24.51	697,144	0.99		1.96		1.00		1.95		73
11.73	23.93	22,429	1.49		2.33		1.50		2.32		73

9.49	24.85	130,291	1.59		1.08		1.68		0.99		99
9.37	24.31	6,408	2.16		0.45		2.25		0.36		99
9.37	24.28	3,747	2.16		0.43		2.25		0.34		99
9.68	25.71	261,118	1.01		1.65		1.10		1.56		99
9.54	25.08	144	1.51		1.55		1.60		1.46		99

7.66	5.00	95,015	1.67		1.12		1.84		0.95		122
7.56	4.45	5,574	2.17		0.56		2.34		0.39		122
7.56	4.38	3,646	2.17		0.64		2.34		0.47		122
7.80	5.64	158,021	1.02		1.73		1.19		1.56		122
7.70	5.14	31	1.52		1.45		1.69		1.28		122

7.35	(12.29)	72,405	1.67		0.38		1.82		0.23		115
7.24	(12.67)	6,434	2.17		(0.07)		2.32		(0.22)		115
7.25	(12.65)	3,963	2.17		(0.07)		2.32		(0.22)		115
7.49	(11.68)	188,858	1.02		1.02		1.17		0.87		115
7.39	(12.13)	18	1.52		0.60		1.67		0.45		115

8.38	(21.50)	108,955	1.66		—		1.77		(0.11)		93
8.29	(21.93)	8,575	2.16		(0.47)		2.27		(0.58)		93
8.30	(21.91)	5,114	2.16		(0.44)		2.27		(0.55)		93
8.50	(21.02)	291,596	1.01		0.70		1.12		0.59		93
8.41	(21.37)	21	1.51		0.21		1.62		0.10		93

GOLDMAN SACHS STRUCTURED EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2006

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2005 through February 28, 2006.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured Large Cap Value Fund				Structured U.S. Equity Fund				Structured Large Cap Growth Fund				Structured Small Cap Equity Fund				Structured International Equity Fund

				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*	9/1/05	2/28/06		2/28/06*

Class A
Actual	$1,000.00	$1087.40		$5.44	$1,000.00	$1,073.10		$5.35	$1,000.00	$1,068.10		$5.41	$1,000.00	$1,077.00		$6.64	$1,000.00	$1,140.40		$6.95
Hypothetical 5% return	1,000.00	1,019.59	+	5.26	1,000.00	1,019.64	+	5.21	1,000.00	1,019.54	+	5.31	1,000.00	1,018.40	+	6.46	1,000.00	1,018.30	+	6.56

Class B
Actual	1,000.00	1,083.00		9.30	1,000.00	1,069.00		9.18	1,000.00	1,063.50		9.26	1,000.00	1,072.70		10.49	1,000.00	1,136.50		10.91
Hypothetical 5% return	1,000.00	1,015.87	+	9.00	1,000.00	1,015.92	+	8.95	1,000.00	1,015.82	+	9.05	1,000.00	1,014.68	+	10.19	1,000.00	1,014.58	+	10.29

Class C
Actual	1,000.00	1,083.90		9.30	1,000.00	1,069.40		9.19	1,000.00	1,064.40		9.27	1,000.00	1,073.20		10.49	1,000.00	1,136.60		10.92
Hypothetical 5% return	1,000.00	1,015.87	+	9.00	1,000.00	1,015.92	+	8.95	1,000.00	1,015.82	+	9.05	1,000.00	1,014.68	+	10.19	1,000.00	1,014.58	+	10.29

Institutional
Actual	1,000.00	1,089.40		3.37	1,000.00	1,075.30		3.29	1,000.00	1,069.80		3.39	1,000.00	1,079.00		4.59	1,000.00	1,143.60		4.84
Hypothetical 5% return	1,000.00	1,021.58	+	3.26	1,000.00	1,021.63	+	3.21	1,000.00	1,021.53	+	3.31	1,000.00	1,020.39	+	4.46	1,000.00	1,020.29	+	4.56

Service
Actual	1,000.00	1,086.30		5.95	1,000.00	1,072.40		5.86	1,000.00	1,070.00		5.95	1,000.00	1,076.40		7.16	1,000.00	1,140.00		7.48
Hypothetical 5% return	1,000.00	1,019.10	+	5.76	1,000.00	1,019.15	+	5.71	1,000.00	1,019.05	+	5.81	1,000.00	1,017.91	+	6.96	1,000.00	1,017.81	+	7.06

*	Expenses for each share class are calculated using each Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Structured Large Cap Value Fund	1.05%	1.80%	1.80%	0.65%	1.15%
Structured U.S. Equity Fund	1.04	1.79	1.79	0.64	1.14
Structured Large Cap Growth Fund	1.06	1.81	1.81	0.66	1.16
Structured Small Cap Equity Fund	1.29	2.04	2.04	0.89	1.39
Structured International Equity Fund	1.31	2.06	2.06	0.91	1.41

+	Hypothetical expenses are based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $526.4 billion in assets under management as of December 31, 2005 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

International Equity Funds
▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  International Small Cap Fund[2] ▪  Japanese Equity Fund
▪  European Equity Fund
▪  International Equity Fund
▪ Structured International Equity Fund[2]	Domestic Equity Funds
▪  Small Cap Value Fund
▪  Structured Small Cap Equity Fund[2] ▪  Small/ Mid Cap Growth Fund
▪  Growth Opportunities Fund
▪  Mid Cap Value Fund
▪  Concentrated Growth Fund
▪  Research Select FundSM
▪  Strategic Growth Fund
▪  Capital Growth Fund
▪  Large Cap Value Fund
▪  Growth and Income Fund
▪  Structured Large Cap Growth Fund[2] ▪  Structured Large Cap Value Fund[2] ▪  Structured U.S. Equity Fund[2] Asset Allocation Funds
▪  Balanced Fund
▪ Asset Allocation Portfolios	Specialty Funds
▪  Tollkeeper FundSM
▪  Structured Tax-Managed Equity Fund[2] ▪  U.S. Equity Dividend and Premium Fund
▪  Real Estate Securities Fund

Fixed Income Funds
▪  Emerging Markets Debt Fund
▪  High Yield Fund
▪  High Yield Municipal Fund
▪  Global Income Fund
▪  Investment Grade Credit Fund
▪  Core Fixed Income Fund
▪  Government Income Fund
▪  U.S. Mortgages Fund
▪  Municipal Income Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Short Duration Tax-Free Fund
▪  Short Duration Government Fund
▪  Ultra-Short Duration Government Fund
▪  Enhanced Income Fund

Money Market Funds[1]

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORESM International Equity, CORESM Small Cap Equity, CORESM Large Cap Growth, CORESM Large Cap Value and CORESM U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value and Structured U.S. Equity Funds. Effective January 6, 2006, the CORESM Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund. The Goldman Sachs Research Select FundSM, CORESM and Tollkeeper FundSM are registered service m arks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved.	06-642 / STRUCTSAR / 90.2K / 04-06